                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 3, 2005
                                                -------------------

                       GE Commercial Mortgage Corporation
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                    333-125248                02-0666931
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
    of incorporation)                                      Identification No.)

292 Long Ridge Road, Stamford, Connecticut                        06927
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code   (203) 357-4000
                                                  --------------------

                                 Not applicable
        -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events
              ------------

         Attached as Exhibit 99.1 to this Current Report are certain term sheets
(the "Structural and Collateral Term Sheets") furnished to the Registrant by
Deutsche Bank Securities Inc. or Banc of America Securities LLC (the
"Underwriters"), the underwriters in respect of the Registrant's Commercial
Mortgage Pass-Through Certificates, Series 2005-C3 (the "Certificates"). The
Certificates are being offered pursuant to a Prospectus and related Prospectus
Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the
"Act"). The Certificates have been registered pursuant to the Act under a
Registration Statement on Form S-3 (No. 333-125248) (the "Registration
Statement"). The Registrant hereby incorporates the Structural and Collateral
Term Sheets by reference in the Registration Statement.

         The Structural and Collateral Term Sheets were prepared solely by the
Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural and Collateral Term Sheets.

         Any statement or information contained in the Structural and Collateral
Term Sheets shall be deemed to be modified or superseded for purposes of the
Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01.    Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

              Item 601(a)
              of Regulation S-K
              Exhibit No.                  Description
              -----------                  -----------

              99.1                         Structural and Collateral Term Sheets

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GE COMMERCIAL MORTGAGE CORPORATION

                                              By:/s/Daniel Vinson
                                                 -----------------------
                                              Name:  Daniel Vinson
                                              Title: Authorized Signatory

Date: August 5, 2005

                                INDEX TO EXHIBITS

                                                Paper (P) or
Exhibit No.       Description                   Electronic (E)
-----------       -----------                   --------------

   99.1           Structural and Collateral     (E)
                  Term Sheets

                Exhibit 99.1 - Structural & Collateral Term Sheet

                                 CMBS NEW ISSUE
                              COLLATERAL TERM SHEET

                            ------------------------

                                 $1,952,112,000
                       (APPROXIMATE OFFERED CERTIFICATES)

                                 $2,116,111,258
                     (APPROXIMATE TOTAL COLLATERAL BALANCE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C3

                            ------------------------

                      GENERAL ELECTRIC CAPITAL CORPORATION
                       GERMAN AMERICAN CAPITAL CORPORATION
                              BANK OF AMERICA, N.A.
                            AS MORTGAGE LOAN SELLERS

                            ------------------------



              INITIAL          INITIAL                                      WEIGHTED                    ASSUMED FINAL
            CERTIFICATE     PASS-THROUGH      RATINGS     SUBORDINATION     AVERAGE      PRINCIPAL       DISTRIBUTION
  CLASS       BALANCE      RATE (APPROX.)   (S&P/FITCH)       LEVELS      LIFE (YRS.)      WINDOW            DATE
------------------------------------------------------------------------------------------------------------------------

    A-1   $ 71,000,000           %            AAA/AAA        20.000%         3.30      9/05 - 3/10     March 10, 2010
------------------------------------------------------------------------------------------------------------------------
    A-2   $247,755,000           %            AAA/AAA        20.000%         4.69      3/10 - 6/10      June 10, 2010
------------------------------------------------------------------------------------------------------------------------
    A-3   $220,000,000           %            AAA/AAA        20.000%         4.85      6/10 - 9/10   September 10, 2010
------------------------------------------------------------------------------------------------------------------------
    A-4   $118,168,000           %            AAA/AAA        20.000%         6.88      7/12 - 7/12      July 10, 2012
------------------------------------------------------------------------------------------------------------------------
    A-5   $ 75,000,000           %            AAA/AAA        20.000%         6.94      7/12 - 8/12     August 10, 2012
------------------------------------------------------------------------------------------------------------------------
    A-AB  $ 74,053,000           %            AAA/AAA        20.000%         7.41      9/10 - 5/15      May 10, 2015
------------------------------------------------------------------------------------------------------------------------
    A-6A  $386,682,000           %            AAA/AAA        30.000%         9.80      5/15 - 7/15      July 10, 2015
------------------------------------------------------------------------------------------------------------------------
    A-6B  $ 55,241,000           %            AAA/AAA        20.000%         9.88      7/15 - 7/15      July 10, 2015
------------------------------------------------------------------------------------------------------------------------
    A-1A  $444,990,000           %            AAA/AAA        20.000%         7.81      9/05 - 7/15      July 10, 2015
------------------------------------------------------------------------------------------------------------------------
    A-J   $161,353,000           %            AAA/AAA        12.375%         9.91      7/15 - 8/15     August 10, 2015
------------------------------------------------------------------------------------------------------------------------
    X-P        TBD               %            AAA/AAA          N/A            N/A          N/A         August 10, 2012
------------------------------------------------------------------------------------------------------------------------
     B    $ 13,226,000           %            AA+/AA+        11.750%         9.96      8/15 - 8/15     August 10, 2015
------------------------------------------------------------------------------------------------------------------------
     C    $ 29,096,000           %             AA/AA         10.375%         9.96      8/15 - 8/15     August 10, 2015
------------------------------------------------------------------------------------------------------------------------
     D    $ 21,161,000           %            AA-/AA-         9.375%         9.96      8/15 - 8/15     August 10, 2015
------------------------------------------------------------------------------------------------------------------------
     E    $ 34,387,000           %              A/A           7.750%         9.96      8/15 - 8/15     August 10, 2015
------------------------------------------------------------------------------------------------------------------------


DEUTSCHE BANK SECURITIES                        BANC OF AMERICA SECURITIES LLC
Co-Lead and Joint Bookrunning Manager    Co-Lead and Joint Bookrunning Manager

CITIGROUP                JPMORGAN                           MERRILL LYNCH & CO.
Co-Manager              Co-Manager                                   Co-Manager

                                                                  August 3, 2005

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

TRANSACTION FEATURES

o Sellers:



-------------------------------------------------------------------------------------------
                                                  NO. OF       CUT-OFF DATE
                    SELLERS                        LOANS         BALANCE         % OF POOL
-------------------------------------------------------------------------------------------

        General Electric Capital Corporation         90      $  864,444,040        40.85%
        German American Capital Corporation          21         668,872,659        31.61
        Bank of America, N.A.                        21         582,794,559        27.54
-------------------------------------------------------------------------------------------
        TOTAL:                                      132      $2,116,111,258       100.00%
-------------------------------------------------------------------------------------------


o Loan Pool:

   o Average Cut-off Date Balance: $16,031,146.

   o Largest Mortgage Loan or cross-collateralized Loan Group by Cut-off Date
     Balance: $150,000,000 (Shadow Rated "AAA" by S&P and Fitch).

   o Five largest and ten largest loans: 26.38% and 43.22% of pool (Cut-off
     Date balance), respectively.

o Credit Statistics:

   o Weighted average underwritten DSCR of 1.73x.

   o Weighted average Cut-off Date LTV ratio of 66.97%; weighted average balloon LTV ratio of 61.52%.

o Property Types:

[PIE CHART OMITTED]

Office                             44.35%
Multifamily                        20.27%
Retail                             18.11%
Hotel                               6.19%
Manufactured Housing                3.92%
Self Storage                        3.47%
Industrial                          2.21%
Mixed Use                           1.48%

o Call Protection (as applicable):

   o 84.62% of the pool (Cut-off Date balance) has a lockout period ranging from 24 to 29 payments from origination, then defeasance.

   o 11.84% of the pool (Cut-off Date balance) has a lockout period ranging from 25 to 60 payments from origination, then yield maintenance.

   o 3.54% of the pool (Cut-off Date balance) has a lockout period ranging from 24 to 26 payments from origination, then defeasance or yield maintenance.

o Bond Information: Cash flows are expected to be modeled by TREPP and INTEX and are expected to be available on BLOOMBERG.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

OFFERED CERTIFICATES
--------------------



---------------------------------------------------------------------------------------------------------------------------------
                 INITIAL                                       WEIGHTED                       ASSUMED FINAL          INITIAL
               CERTIFICATE    SUBORDINATION     RATINGS         AVERAGE       PRINCIPAL       DISTRIBUTION        PASS-THROUGH
    CLASS       BALANCE(1)        LEVELS      (S&P/FITCH)   LIFE (YRS.)(2)    WINDOW(2)          DATE(2)        RATE (APPROX.)(3)
---------------------------------------------------------------------------------------------------------------------------------

    A-1(4)    $ 71,000,000        20.000%       AAA/AAA          3.30       9/05 - 3/10     March 10, 2010%
---------------------------------------------------------------------------------------------------------------------------------
    A-2(4)    $247,755,000        20.000%       AAA/AAA          4.69       3/10 - 6/10      June 10, 2010%
---------------------------------------------------------------------------------------------------------------------------------
    A-3(4)    $220,000,000        20.000%       AAA/AAA          4.85       6/10 - 9/10   September 10, 2010%
---------------------------------------------------------------------------------------------------------------------------------
    A-4(4)    $118,168,000        20.000%       AAA/AAA          6.88       7/12 - 7/12      July 10, 2012%
---------------------------------------------------------------------------------------------------------------------------------
    A-5(4)    $ 75,000,000        20.000%       AAA/AAA          6.94       7/12 - 8/12     August 10, 2012%
---------------------------------------------------------------------------------------------------------------------------------
    A-AB(4)   $ 74,053,000        20.000%       AAA/AAA          7.41       9/10 - 5/15      May 10, 2015%
---------------------------------------------------------------------------------------------------------------------------------
    A-6A(4)   $386,682,000        30.000%       AAA/AAA          9.80       5/15 - 7/15      July 10, 2015%
---------------------------------------------------------------------------------------------------------------------------------
    A-6B(4)   $ 55,241,000        20.000%       AAA/AAA          9.88       7/15 - 7/15      July 10, 2015%
---------------------------------------------------------------------------------------------------------------------------------
    A-1A(4)   $444,990,000        20.000%       AAA/AAA          7.81       9/05 - 7/15      July 10, 2015%
---------------------------------------------------------------------------------------------------------------------------------
      A-J     $161,353,000        12.375%       AAA/AAA          9.91       7/15 - 8/15     August 10, 2015%
---------------------------------------------------------------------------------------------------------------------------------
      X-P         TBD               N/A         AAA/AAA           N/A           N/A         August 10, 2012%
---------------------------------------------------------------------------------------------------------------------------------
       B      $ 13,226,000        11.750%       AA+/AA+          9.96       8/15 - 8/15     August 10, 2015%
---------------------------------------------------------------------------------------------------------------------------------
       C      $ 29,096,000        10.375%        AA/AA           9.96       8/15 - 8/15     August 10, 2015%
---------------------------------------------------------------------------------------------------------------------------------
       D      $ 21,161,000         9.375%       AA-/AA-          9.96       8/15 - 8/15     August 10, 2015%
---------------------------------------------------------------------------------------------------------------------------------
       E      $ 34,387,000         7.750%         A/A            9.96       8/15 - 8/15     August 10, 2015%
---------------------------------------------------------------------------------------------------------------------------------


PRIVATE CERTIFICATES(5)
-----------------------



---------------------------------------------------------------------------------------------------------------------------------
             INITIAL                                        WEIGHTED                       ASSUMED FINAL          INITIAL
           CERTIFICATE     SUBORDINATION     RATINGS         AVERAGE       PRINCIPAL       DISTRIBUTION        PASS-THROUGH
 CLASS      BALANCE(1)         LEVELS      (S&P/FITCH)   LIFE (YRS.)(2)    WINDOW (2)         DATE(2)        RATE (APPROX.)(3)
---------------------------------------------------------------------------------------------------------------------------------

   X-C   $2,116,111,258         N/A          AAA/AAA         N/A             N/A       September 10, 2015%
---------------------------------------------------------------------------------------------------------------------------------
    F    $   18,516,000        6.875%         A-/A-         10.03        8/15 - 9/15   September 10, 2015%
---------------------------------------------------------------------------------------------------------------------------------
    G    $   23,806,000        5.750%       BBB+/BBB+       10.04        9/15 - 9/15   September 10, 2015%
---------------------------------------------------------------------------------------------------------------------------------
    H    $   21,161,000        4.750%        BBB/BBB        10.04        9/15 - 9/15   September 10, 2015%
---------------------------------------------------------------------------------------------------------------------------------
    J    $   31,742,000        3.250%       BBB-/BBB-       10.04        9/15 - 9/15   September 10, 2015%
---------------------------------------------------------------------------------------------------------------------------------
    K    $    7,936,000        2.875%        BB+/BB+        10.04        9/15 - 9/15   September 10, 2015%
---------------------------------------------------------------------------------------------------------------------------------
    L    $    7,935,000        2.500%         BB/BB         10.04        9/15 - 9/15   September 10, 2015%
---------------------------------------------------------------------------------------------------------------------------------
    M    $   10,581,000        2.000%        BB-/BB-        10.04        9/15 - 9/15   September 10, 2015%
---------------------------------------------------------------------------------------------------------------------------------
    N    $    2,645,000        1.875%         B+/NR         10.04        9/15 - 9/15   September 10, 2015%
---------------------------------------------------------------------------------------------------------------------------------
    O    $    7,935,000        1.500%          B/NR         10.04        9/15 - 9/15   September 10, 2015%
---------------------------------------------------------------------------------------------------------------------------------
    P    $    7,936,000        1.125%         B-/NR         10.04        9/15 - 9/15   September 10, 2015%
---------------------------------------------------------------------------------------------------------------------------------
    Q    $   23,806,258        0.000%         NR/NR         10.04        9/15 - 9/15   September 10, 2015%
---------------------------------------------------------------------------------------------------------------------------------


(1)   Subject to a permitted variance of plus or minus 5%.

(2)   Based on the structuring assumptions, assuming 0% CPR, described in the
      Prospectus Supplement.

(3)   The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB,
      Class A-6A, Class A-6B, Class A-1A, Class A-J, Class B, Class C, Class D,
      Class E, Class F, Class G, Class H and Class J certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average of the net mortgage interest rates of the mortgage loans, (iii) a rate equal to the weighted average of the net mortgage interest rates of the mortgage loans less a specified percentage or (iv) a rate equal to the weighted average of the net mortgage interest rates of the mortgage loans. The Class K, Class L, Class M, Class N,
      Class O, Class P and Class Q certificates will each accrue interest at either (i) a fixed rate or (ii) a fixed rate subject to a cap at the weighted average of the net mortgage interest rates of the mortgage loans.

(4)   For purposes of making distributions to the Class A-1, Class A-2, Class
      A-3, Class A-4, Class A-5, Class A-AB, Class A-6A, Class A-6B and Class
      A-1A certificates, the pool of mortgage loans will be deemed to consist of two distinct loan groups, loan group 1 and loan group 2. Loan group 1 will consist of 95 mortgage loans, representing approximately 78.97% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date. Loan group 2 will consist of 37 mortgage loans, representing approximately 21.03% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date. Loan group 2 will include approximately 100.00% of the aggregate principal balance of all the mortgage loans secured by multifamily properties and approximately
      19.29% of the aggregate principal balance of all the mortgage loans secured by manufactured housing properties).

      So long as funds are sufficient on any distribution date to make distributions of all interest on such distribution date to the Class A-1,
      Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-6A, Class
      A-6B, Class A-1A. Class X-C and Class X-P Certificates, interest distributions on the Class A-1, Class A-2, Class A-3, Class A-4, Class
      A-5, Class A-AB, Class A-6A and Class A-6B Certificates will be based upon amounts available relating to mortgage loans in Loan Group 1 and interest distributions on the Class A-1A Certificates will be based upon amounts available relating to mortgage loans in Loan Group 2. In addition, generally, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5,
      Class A-AB, Class A-6A and Class A-6B Certificates will be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in Loan Group 1, and after the certificate principal balance of the Class A-1A Certificates has been reduced to zero, Loan
      Group 2, and the Class A-1A Certificates will be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in Loan Group 2, and after the certificate principal balance of the
      Class A-6B Certificates has been reduced to zero, Loan Group 1. However, on and after any distribution date on which the certificate principal balances of the Class A-J and Class B through Class Q Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of mortgage loans will be distributed to the Class
      A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-6 and
      Class A-1A Certificates, pro rata, provided that amounts distributed to the Class A-6 Certificates will be applied first to the Class A-6A
      Certificates and then to the Class A-6B Certificates as described in the prospectus supplement.

(5)   Certificates to be offered privately pursuant to Rule 144A and Regulation
      S.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

I. ISSUE CHARACTERISTICS
   ---------------------
      ISSUE TYPE:           Public: Classes A-1, A-2, A-3, A-4, A-5, A-AB,
                            A-6A, A-6B, A-1A, A-J, X-P, B, C, D and E (the
                            "Offered Certificates").

      SECURITIES OFFERED:   Private (Rule 144A, Regulation S): Classes X-C, F,
                            G, H, J, K, L, M, N, O, P and Q. $1,952,112,000
                            monthly pay, multi-class, sequential pay commercial
                            mortgage REMIC Pass-Through Certificates, consisting
                            of fourteen fixed-rate principal and interest
                            classes (Classes A-1, A-2, A-3, A-4, A-5, A-AB,
                            A-6A, A-6B, A-1A, A-J, B, C, D and E) and one
                            interest only Class, Class X-P.

      MORTGAGE POOL:        The mortgage pool consists of 132 mortgage loans
                            with an aggregate balance as of the Cut-Off Date of
                            $2,116,111,258. The mortgage loans are secured by
                            151 properties located throughout 27 states and the
                            District of Columbia. The mortgage pool will be
                            deemed to consist of 2 loan groups ("Loan Group 1"
                            and "Loan Group 2"). Loan Group 1 will consist of
                            (i) all of the mortgage loans that are not secured
                            by mortgaged properties that are multifamily
                            properties and/or manufactured housing properties
                            and (ii) 10 mortgage loans that are secured by 14
                            mortgaged properties that are manufactured housing
                            properties. Loan Group 1 is expected to consist of
                            95 mortgage loans, with an aggregate balance as of
                            the Cut-Off Date of $1,671,120,765. Loan Group 2
                            will consist of 33 mortgage loans that are secured
                            by 36 mortgaged properties that are multifamily
                            properties and four mortgage loans that are secured
                            by four mortgaged properties that are manufactured
                            housing properties. Loan Group 2 is expected to
                            consist of 37 mortgage loans, with an aggregate
                            balance as of the Cut-Off Date of $444,990,493.

      SELLERS:              General Electric Capital Corporation (GECC); German
                            American Capital Corporation (GACC); and Bank of
                            America, N.A. (BofA).

      CO-LEAD BOOKRUNNING
      MANAGERS:             Deutsche Bank Securities Inc. and Banc of America
                            Securities LLC.

      CO-MANAGERS:          Citigroup Global Markets, Inc., J.P. Morgan
                            Securities Inc. and Merrill Lynch, Pierce, Fenner &
                            Smith Incorporated.

      MASTER SERVICER:      Midland Loan Services, Inc., for all mortgage loans
                            other than (i) the Loews Universal Hotel Portfolio
                            Loan which will be serviced by GMAC Commercial
                            Mortgage Corporation pursuant to the terms of the
                            pooling and servicing agreement relating to the
                            JPMCC 2005-CIBC12 trust and (ii) the 125 West 55th
                            Street Loan which will be serviced by GEMSA Loan
                            Services, L.P. pursuant to the terms of the pooling
                            and servicing agreement relating to the GECMC
                            2005-C2 trust.

      SPECIAL SERVICER:     Midland Loan Services, Inc., for all mortgage loans
                            other than (i) (the Loews Universal Hotel Portfolio
                            Loan which will be specially serviced by J.E. Robert
                            Company, Inc. pursuant to the terms of the pooling
                            and servicing agreement relating to the JPMCC
                            2005-CIBC12 trust and (ii) the 125 West 55th Street
                            Loan which will be specially serviced by LNR
                            Partners, Inc. pursuant to the terms of the pooling
                            and servicing agreement relating to the GECMC
                            2005-C2 trust.

      TRUSTEE:              LaSalle Bank National Association

      FISCAL AGENT:         ABN AMRO Bank N.V.

      CUT-OFF DATE:         With respect to each mortgage loan, the later of
                            August 1, 2005 or the date origination of such
                            mortgage loan.

      EXPECTED CLOSING
      DATE:                 August 25, 2005

      DISTRIBUTION DATES:   The 10th day of each month or, if such 10th day is
                            not a business day, the business day immediately
                            following such 10th day, beginning in September
                            2005.

      MINIMUM
      DENOMINATIONS:        $10,000 for the Offered Certificates (other than the
                            Class X-P certificates, for which the minimum
                            denomination shall be $1,000,000 (notional amount))
                            and in multiples of $1 thereafter.

      SETTLEMENT TERMS:     DTC, Euroclear and Clearstream, same day funds, with
                            accrued interest.

      ERISA / SMMEA STATUS: The Offered Certificates are expected to be ERISA eligible. No Class of Certificates is SMMEA
                            eligible.

      RATING AGENCIES:      The Offered Certificates will be rated by Standard &
                            Poor's Ratings Services, a Division of the
                            McGraw-Hill Companies, Inc. ("S&P") and Fitch, Inc.
                            ("Fitch").

      RISK FACTORS:         THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY NOT
                            BE SUITABLE FOR ALL INVESTORS. SEE THE "RISK
                            FACTORS" SECTION OF THE PROSPECTUS SUPPLEMENT AND
                            THE "RISK FACTORS" SECTION OF THE PROSPECTUS.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

II.  FULL COLLATERAL CHARACTERISTICS
     -------------------------------

CUT-OFF DATE BALANCE ($)
-----------------------------------------------------------------
                                NO. OF       AGGREGATE
                              MORTGAGE     CUT-OFF DATE     % OF
                                 LOANS      BALANCE ($)     POOL
-----------------------------------------------------------------
 1,400,000 - 4,999,999           45      150,349,109        7.10
 5,000,000 - 9,999,999           34      236,948,133       11.20
 10,000,000 - 14,999,999         23      279,611,844       13.21
 15,000,000 - 24,999,999          9      152,407,129        7.20
 25,000,000 - 39,999,999          7      202,734,067        9.58
 40,000,000 - 54,999,999          4      179,553,685        8.49
 55,000,000 - 150,000,000        10      914,507,291       43.22
-----------------------------------------------------------------
 TOTAL                          132    2,116,111,258      100.00
-----------------------------------------------------------------
 Min: 1,400,000   Max: 150,000,000    Avg: 16,031,146
-----------------------------------------------------------------

LOCATION
-----------------------------------------------------------------
                           NO. OF        AGGREGATE
                        MORTGAGED     CUT-OFF DATE      % OF
                       PROPERTIES      BALANCE ($)      POOL
-----------------------------------------------------------------
 California                20        407,744,668       19.27
  Southern                 15        240,048,355       11.34
  Northern                  5        167,696,313        7.92
 New York                  13        380,395,252       17.98
 Texas                     18        225,257,361       10.64
 Illinois                   7        165,734,306        7.83
 Florida                   15        158,654,545        7.50
 Other States(a)           78        778,325,125       36.78
-----------------------------------------------------------------
 TOTAL                    151      2,116,111,258      100.00
-----------------------------------------------------------------
(a)   Includes 22 states and the District of Columbia.

PROPERTY TYPE
-----------------------------------------------------------------
                                NO. OF        AGGREGATE
                             MORTGAGED     CUT-OFF DATE      % OF
                            PROPERTIES      BALANCE ($)      POOL
-----------------------------------------------------------------
 Office                         26       938,458,447        44.35
 Multifamily                    54       511,868,969        24.19
   Multifamily                  36       429,007,659        20.27
   Manufactured Housing         18        82,861,310         3.92
 Retail                         36       383,259,799        18.11
 Hotel                           6       130,989,844         6.19
 Self Storage                   22        73,425,496         3.47
 Industrial                      5        46,867,459         2.21
 Mixed Use                       2        31,241,244         1.48
-----------------------------------------------------------------
 TOTAL                         151     2,116,111,258       100.00
-----------------------------------------------------------------

MORTGAGE RATE %
-----------------------------------------------------------------
                     NO. OF        AGGREGATE
                   MORTGAGE     CUT-OFF DATE      % OF
                      LOANS      BALANCE ($)      POOL
-----------------------------------------------------------------
 4.560 - 4.999        21       507,631,648       23.99
 5.000 - 5.249        52       783,663,520       37.03
 5.250 - 5.499        38       488,074,040       23.06
 5.500 - 5.743        21       336,742,051       15.91
-----------------------------------------------------------------
 TOTAL               132     2,116,111,258      100.00
-----------------------------------------------------------------
 Min: 4.560      Max: 5.743    Wtd. Avg: 5.154
-----------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)
-----------------------------------------------------------------
                 NO. OF     AGGREGATE
               MORTGAGE    CUT-OFF DATE         % OF
                 LOANS      BALANCE ($)         POOL
-----------------------------------------------------------------
 60 - 61           16       639,593,185        30.22
 84 - 85            4       221,848,248        10.48
 120 - 121        112     1,254,669,825        59.29
-----------------------------------------------------------------
 TOTAL            132     2,116,111,258       100.00
-----------------------------------------------------------------
 Min: 60        Max: 121       Wtd. Avg: 98
-----------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS)
-----------------------------------------------------------------
                 NO. OF     AGGREGATE
               MORTGAGE    CUT-OFF DATE       % OF
                 LOANS      BALANCE ($)       POOL
-----------------------------------------------------------------
 55 - 61          16       639,593,185       30.22
 62 - 84           4       221,848,248       10.48
 85 - 121        112     1,254,669,825       59.29
-----------------------------------------------------------------
 TOTAL           132     2,116,111,258      100.00
-----------------------------------------------------------------
 Min: 55        Max: 121      Wtd. Avg: 97
-----------------------------------------------------------------

LOANS WITH RESERVE REQUIREMENTS(a)
-----------------------------------------------------------------
                    NO. OF        AGGREGATE
                   MORTGAGE      CUT-OFF DATE         % OF
                     LOANS       BALANCE ($)         POOL
-----------------------------------------------------------------
 Replacement         103        1,349,964,751        63.79
 Taxes               110        1,460,935,554        69.04
 Insurance            95        1,149,497,464        54.32
 TI/LC(b)             37          703,728,862        50.27
 Other(c)             34          507,496,356        23.98
 Engineering          59          523,575,907        24.74
-----------------------------------------------------------------
(a)   Includes upfront or on-going reserves including LOCs in lieu thereof.

(b)   Percentage based only on portion of pool secured by retail office, industrial and mixed use properties.

(c)   Generally consists of tenant reserves and holdbacks.

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)(a)
-----------------------------------------------------------------
                     NO. OF     AGGREGATE
                   MORTGAGE    CUT-OFF DATE      % OF
                     LOANS      BALANCE ($)      POOL
-----------------------------------------------------------------
 15.45 - 45.00         5       160,794,923       7.60
 45.01 - 50.00         2        16,575,000       0.78
 50.01 - 55.00         8       196,500,000       9.29
 55.01 - 60.00         9       213,207,448      10.08
 60.01 - 65.00        11       229,200,918      10.83
 65.01 - 70.00        19       317,437,343      15.00
 70.01 - 75.00        24       295,809,513      13.98
 75.01 - 80.00        52       673,693,634      31.84
 80.01 - 80.85         2        12,892,480       0.61
-----------------------------------------------------------------
 TOTAL               132     2,116,111,258     100.00
-----------------------------------------------------------------
 Min: 15.45       Max: 80.85    Wtd. Avg: 66.97
-----------------------------------------------------------------
(a)  Calculated on loan balances after netting out a holdback amount for two mortgage loans, representing 1.04% of the principal balance of the pool of mortgage loans as of the Cut-off Date.

LOAN-TO-VALUE RATIO AT MATURITY (%)(a)
-----------------------------------------------------------------
                       NO. OF     AGGREGATE
                     MORTGAGE    CUT-OFF DATE      % OF
                       LOANS      BALANCE ($)      POOL
-----------------------------------------------------------------
 15.45% - 45.00%        11       188,390,972       8.90
 45.01% - 50.00%         7        38,461,887       1.82
 50.01% - 55.00%         9       224,964,339      10.63
 55.01% - 60.00%        23       390,782,130      18.47
 60.01% - 65.00%        28       442,716,203      20.92
 65.01% - 70.00%        30       529,800,728      25.04
 70.01% - 75.00%        18       176,455,000       8.34
 75.01% - 80.00%         6       124,540,000       5.89
-----------------------------------------------------------------
 TOTAL                 132     2,116,111,258     100.00
-----------------------------------------------------------------
 Min: 15.45       Max: 80.00    Wtd. Avg: 61.52
-----------------------------------------------------------------
(a) Calculated on loan balances after netting out a holdback amount for two mortgage loans, representing 1.04% of the principal balance of the pool of mortgage loans as of the Cut-off Date.

DEBT SERVICE COVERAGE RATIOS (X)(a)
-----------------------------------------------------------------
                    NO. OF     AGGREGATE
                  MORTGAGE    CUT-OFF DATE       % OF
                    LOANS      BALANCE ($)       POOL
-----------------------------------------------------------------
 1.20 - 1.24         27       422,769,683       19.98
 1.25 - 1.29         21       288,245,808       13.62
 1.30 - 1.39         31       338,643,221       16.00
 1.40 - 1.49         18       156,503,696        7.40
 1.50 - 1.69         11       234,590,286       11.09
 1.70 - 1.99          8       206,887,241        9.78
 2.00 - 2.74         10       227,676,400       10.76
 2.75 - 7.51          6       240,794,923       11.38
-----------------------------------------------------------------
 TOTAL              132     2,116,111,258      100.00
-----------------------------------------------------------------
 Min: 1.20     Max: 7.51    Wtd. Avg: 1.73
-----------------------------------------------------------------
(a) Calculated on loan balances after netting out a holdback amount for nine mortgage loans, representing 2.68% of the principal balance of the pool of mortgage loans as of the  Cut-off Date.

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the loans based on their outstanding principal balances as of the
Cut-off Date. Location and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Sum of columns may not match "Total" due to rounding. With respect to any mortgage loan that has one or more companion loans, unless otherwise specified, the calculations used for LTV ratios and DSCR include the related pari passu loan (if any) but exclude the related subordinated loan (if any).

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

III.  LOAN GROUP 1 CHARACTERISTICS
      ----------------------------

CUT-OFF DATE BALANCE ($)
---------------------------------------------------------------------
                                 NO. OF     AGGREGATE
                               MORTGAGE   CUT-OFF DATE      % OF
                                  LOANS     BALANCE ($)    GROUP 1
---------------------------------------------------------------------
 1,400,000 -- 4,999,999          34       114,539,272         6.85
 5,000,000 -- 9,999,999          22       148,027,600         8.86
 10,000,000 -- 14,999,999        16       194,022,563        11.61
 15,000,000 -- 24,999,999         7       117,309,129         7.02
 25,000,000 -- 39,999,999         3        93,161,225         5.57
 40,000,000 -- 54,999,999         4       179,553,685        10.74
 55,000,000 -- 150,000,000        9       824,507,291        49.34
---------------------------------------------------------------------
 TOTAL                           95     1,671,120,765       100.00
---------------------------------------------------------------------
  Min: 1,400,000    Max: 150,000,000     Avg: 17,590,745
---------------------------------------------------------------------

LOCATION
---------------------------------------------------------------------
                         NO. OF     AGGREGATE
                       MORTGAGED   CUT-OFF DATE       % OF
                      PROPERTIES     BALANCE ($)     GROUP 1
---------------------------------------------------------------------
 New York                  7        337,435,475       20.19
 California               18        314,735,640       18.83
   Northern                4        164,687,285        9.85
   Southern               14        150,048,355        8.98
 Texas                    11        194,674,555       11.65
 Illinois                  7        165,734,306        9.92
 Florida                  14        152,604,545        9.13
 Georgia                   2         76,318,248        4.57
 Other States(a)          52        429,617,996       25.71
---------------------------------------------------------------------
 TOTAL                   111      1,671,120,765      100.00
---------------------------------------------------------------------
(a)   Includes 19 states and the District of Columbia.

PROPERTY TYPE
---------------------------------------------------------------------
                             NO. OF     AGGREGATE
                           MORTGAGED   CUT-OFF DATE       % OF
                          PROPERTIES    BALANCE ($)      GROUP 1
---------------------------------------------------------------------
 Office                       26       938,458,447        56.16
 Retail                       36       383,259,799        22.93
 Hotel                         6       130,989,844         7.84
 Self Storage                 22        73,425,496         4.39
 Manufactured Housing         14        66,878,476         4.00
 Industrial                    5        46,867,459         2.80
 Mixed Use                     2        31,241,244         1.87
---------------------------------------------------------------------
 TOTAL                       111     1,671,120,765       100.00
---------------------------------------------------------------------

MORTGAGE RATE (%)
---------------------------------------------------------------------
                       NO. OF        AGGREGATE
                     MORTGAGE     CUT-OFF DATE       % OF
                        LOANS      BALANCE ($)      GROUP 1
---------------------------------------------------------------------
 4.629 -- 4.999         12         411,153,248       24.60
 5.000 -- 5.399         54         844,340,455       50.53
 5.400 -- 5.743         29         415,627,062       24.87
---------------------------------------------------------------------
 TOTAL                  95       1,671,120,765      100.00
---------------------------------------------------------------------
 Min:  4.629       Max:  5.743       Wtd Avg:  5.184
---------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY (MOS)
---------------------------------------------------------------------
                  NO. OF         AGGREGATE
                MORTGAGE        CUT-OFF DATE       % OF
                   LOANS         BALANCE ($)      GROUP 1
---------------------------------------------------------------------
 60 -- 61          10            489,035,000       29.26
 62 -- 84           3            205,668,248       12.31
 85 -- 121         82            976,417,517       58.43
---------------------------------------------------------------------
 TOTAL             95          1,671,120,765      100.00
---------------------------------------------------------------------
 Min:  60        Max:  121       Wtd Avg:  98
---------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS)
---------------------------------------------------------------------
                    NO. OF       AGGREGATE
                  MORTGAGE      CUT-OFF DATE       % OF
                    LOANS        BALANCE ($)      GROUP 1
---------------------------------------------------------------------
 55 -- 61           10          489,035,000         29.26
 62 -- 84            3          205,668,248         12.31
 85 -- 121          82          976,417,517         58.43
---------------------------------------------------------------------
 TOTAL              95        1,671,120,765        100.00
---------------------------------------------------------------------
 Min:  55       Max:  121         Wtd Avg:  97
---------------------------------------------------------------------

LOANS WITH RESERVE REQUIREMENTS(a)
---------------------------------------------------------------------
                    NO. OF          AGGREGATE
                  MORTGAGE        CUT-OFF DATE        % OF
                     LOANS         BALANCE ($)       GROUP 1
---------------------------------------------------------------------
 Replacement          70            950,238,012       56.86%
 Taxes                73          1,015,945,061       60.79%
 Insurance            61            827,531,971       49.52%
 TI/LC(b)             37            703,728,862       50.27%
 Other(c)             31            483,146,356       28.91%
 Engineering          31            228,307,374       13.66%
---------------------------------------------------------------------
(a)  Includes upfront or on-going reserves including LOCs in lieu thereof.

(b)  Percentage based only on portion of pool secured by retail office, industrial and mixed use properties.

(c)  Generally consists of tenant reserves and holdbacks.

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
---------------------------------------------------------------------
                     NO. OF      AGGREGATE
                    MORTGAGE    CUT-OFF DATE       % OF
                      LOANS      BALANCE ($)      GROUP 1
---------------------------------------------------------------------
 15.45 -- 45.00         5        160,794,923       9.62%
 45.01 -- 50.00         2         16,575,000       0.99%
 50.01 -- 55.00         4         91,450,000       5.47%
 55.01 -- 60.00         5        152,086,048       9.10%
 60.01 -- 65.00         6        148,254,133       8.87%
 65.01 -- 70.00        16        300,626,343      17.99%
 70.01 -- 75.00        22        289,295,459      17.31%
 75.01 -- 80.00        33        499,146,380      29.87%
 80.01 -- 80.85         2         12,892,480       0.77%
---------------------------------------------------------------------
 TOTAL                 95      1,671,120,765     100.00%
---------------------------------------------------------------------
 Min:  15.45       Max:  80.85       Wtd Avg:  67.07
---------------------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY (%)
---------------------------------------------------------------------
                     NO. OF       AGGREGATE
                    MORTGAGE     CUT-OFF DATE      % OF
                     LOANS        BALANCE ($)     GROUP 1
---------------------------------------------------------------------
 15.45 -- 45.00         9        177,190,972       10.60
 45.01 -- 50.00         4         24,694,638        1.48
 50.01 -- 55.00         7        125,964,339        7.54
 55.01 -- 60.00        17        296,518,945       17.74
 60.01 -- 65.00        21        350,327,516       20.96
 65.01 -- 70.00        23        483,454,355       28.93
 70.01 -- 75.00        11        138,490,000        8.29
 75.01 -- 80.00         3         74,480,000        4.46
---------------------------------------------------------------------
 TOTAL                 95      1,671,120,765      100.00
---------------------------------------------------------------------
 Min:  15.45        Max:  80.00        Wtd Avg:  61.38
---------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIOS (X)(a)
---------------------------------------------------------------------
                     NO. OF        AGGREGATE
                   MORTGAGE     CUT-OFF DATE       % OF
                      LOANS      BALANCE ($)      GROUP 1
---------------------------------------------------------------------
 1.20 -- 1.24          16        331,388,216       19.83
 1.25 -- 1.29          16        251,570,983       15.05
 1.30 -- 1.39          24        287,063,413       17.18
 1.40 -- 1.49          16        145,653,696        8.72
 1.50 -- 1.69           6        147,737,293        8.84
 1.70 -- 1.99           6        112,187,241        6.71
 2.00 -- 2.74           5        154,725,000        9.26
 2.75 -- 7.51           6        240,794,923       14.41
---------------------------------------------------------------------
 TOTAL                 95      1,671,120,765      100.00
---------------------------------------------------------------------
 Min:  1.20          Max:  7.51        Wtd Avg:  1.77
---------------------------------------------------------------------
(a)  Calculated on loan balances after netting out a holdback amount for seven mortgage loans, representing 2.08% of the  Loan Group 1 balance as of the Cut-off Date.

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the loans based on their outstanding principal balances as of the
Cut-off Date. Location and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Sum of columns may not match "Total" due to rounding. With respect to any mortgage loan that has one or more companion loans, unless otherwise specified, the calculations used for LTV ratios and DSCR include the related pari passu loan (if any) but exclude the related subordinated loan (if any).

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

IV.  LOAN GROUP 2 CHARACTERISTICS
     ----------------------------

CUT-OFF DATE BALANCE ($)
-----------------------------------------------------------------
                              NO. OF    AGGREGATE
                            MORTGAGE   CUT-OFF DATE        % OF
                              LOANS    BALANCE ($)       GROUP 2
-----------------------------------------------------------------
 1,811,000 -- 4,999,999         11       35,809,837        8.05
 5,000,000 -- 9,999,999         12       88,920,532       19.98
 10,000,000 -- 14,999,999        7       85,589,282       19.23
 15,000,000 -- 19,999,999        2       35,098,000        7.89
 20,000,000 -- 34,999,999        4      109,572,842       24.62
 35,000,000 -- 90,000,000        1       90,000,000       20.23
-----------------------------------------------------------------
 TOTAL                          37      444,990,493      100.00
-----------------------------------------------------------------
 Min: 1,811,000      Max: 90,000,000    Avg: 12,026,770
-----------------------------------------------------------------

LOCATION
-----------------------------------------------------------------
                         NO. OF      AGGREGATE
                       MORTGAGED   CUT-OFF DATE       % OF
                      PROPERTIES    BALANCE ($)      GROUP 2
-----------------------------------------------------------------
 California               2          93,009,029       20.90
   Southern               1          90,000,000       20.23
   Northern               1           3,009,029        0.68
 Virginia                 5          79,022,329       17.76
 New York                 6          42,959,778        9.65
 Texas                    7          30,582,806        6.87
 North Carolina           2          29,180,000        6.56
 Other States(a)         18         170,236,552       38.26
-----------------------------------------------------------------
 TOTAL                   40         444,990,493      100.00
-----------------------------------------------------------------
(a)   Includes 14 states.

PROPERTY TYPE
-----------------------------------------------------------------
                           NO. OF      AGGREGATE
                         MORTGAGED   CUT-OFF DATE      % OF
                         PROPERTIES    BALANCE ($)    GROUP 2
-----------------------------------------------------------------
 Multifamily                 36       429,007,659       96.41
 Manufactured Housing         4        15,982,834        3.59
-----------------------------------------------------------------
 TOTAL                       40       444,990,493      100.00
-----------------------------------------------------------------

MORTGAGE RATE (%)
-----------------------------------------------------------------
                       NO. OF      AGGREGATE
                      MORTGAGE   CUT-OFF DATE         % OF
                       LOANS      BALANCE ($)        GROUP 2
-----------------------------------------------------------------
 4.560 -- 4.999          9         96,478,400         21.68%
 5.000 -- 5.399         26        341,764,310         76.80%
 5.400 -- 5.640          2          6,747,783          1.52%
-----------------------------------------------------------------
 TOTAL                  37        444,990,493        100.00%
-----------------------------------------------------------------
 Min:  4.560      Max:  5.640     Wtd. Avg:  5.041
-----------------------------------------------------------------


ORIGINAL TERM TO STATED MATURITY (MOS)
-----------------------------------------------------------------
                    NO. OF     AGGREGATE
                  MORTGAGE    CUT-OFF DATE        % OF
                    LOANS      BALANCE ($)       GROUP 2
-----------------------------------------------------------------
 60 -- 61            6        150,558,185         33.83
 62 -- 85            1         16,180,000          3.64
 86 -- 121          30        278,252,308         62.53
-----------------------------------------------------------------
 TOTAL              37        444,990,493        100.00
-----------------------------------------------------------------
 Min:  60         Max:  121  Wtd.    Avg:  99
-----------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS)
-----------------------------------------------------------------
                  NO. OF      AGGREGATE
                 MORTGAGE    CUT-OFF DATE         % OF
                   LOANS      BALANCE ($)        GROUP 2
-----------------------------------------------------------------
 59 -- 61            6        150,558,185         33.83
 62 -- 85            1         16,180,000          3.64
 86 -- 121          30        278,252,308         62.53
-----------------------------------------------------------------
 TOTAL              37        444,990,493        100.00
-----------------------------------------------------------------
 Min:  59        Max:  121      Wtd. Avg:  98
-----------------------------------------------------------------

LOANS WITH RESERVE REQUIREMENTS(a)
-----------------------------------------------------------------
                   NO. OF      AGGREGATE
                  MORTGAGE    CUT-OFF DATE        % OF
                    LOANS      BALANCE ($)       GROUP 2
-----------------------------------------------------------------
 Replacement         33        399,726,739         89.83
 Taxes               37        444,990,493        100.00
 Insurance           34        321,965,493         72.35
 Other(b)             3         24,350,000          5.47
 Engineering         28        295,268,533         66.35
-----------------------------------------------------------------
(a)   Includes upfront or on-going reserves including LOCs in lieu thereof.

(b)   Generally consists of tenant reserves and holdbacks with respect to
      Manufactured Housing and holdbacks with respect to Multifamily.

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)(a)
-----------------------------------------------------------------
                       NO. OF    AGGREGATE
                     MORTGAGE   CUT-OFF DATE       % OF
                        LOANS    BALANCE ($)      GROUP 2
-----------------------------------------------------------------
 53.25 -- 60.00          8       166,171,400       37.34
 60.01 -- 65.00          5        80,946,785       18.19
 65.01 -- 70.00          3        16,811,000        3.78
 70.01 -- 75.00          2         6,514,054        1.46
 75.01 -- 80.00         19       174,547,254       39.22
-----------------------------------------------------------------
 TOTAL                  37       444,990,493      100.00
-----------------------------------------------------------------
 Min:  53.25      Max:  80.00     Wtd. Avg:  66.61
-----------------------------------------------------------------
(a)   Calculated on loan balances after netting out a holdback amount for two mortgage loans, representing 4.94% of the Loan Group 2 balance as of the Cut-off Date.

LOAN-TO-VALUE RATIO AT MATURITY (%)(a)
-----------------------------------------------------------------
                        NO. OF     AGGREGATE
                      MORTGAGE    CUT-OFF DATE       % OF
                        LOANS      BALANCE ($)      GROUP 2
-----------------------------------------------------------------
 41.76 -- 50.00            5        24,967,248        5.61
 50.01 -- 60.00            8       193,263,185       43.43
 60.01 -- 65.00            7        92,388,687       20.76
 65.01 -- 70.00            7        46,346,372       10.42
 70.01 -- 75.00            7        37,965,000        8.53
 75.01 -- 80.00            3        50,060,000       11.25
-----------------------------------------------------------------
 TOTAL                    37       444,990,493      100.00
-----------------------------------------------------------------
 Min:  41.76      Max:  80.00        Wtd Avg:  62.03
-----------------------------------------------------------------
(a)   Calculated on loan balances after netting out a holdback amount for two mortgage loans, representing 4.94% of the Loan Group 2 balance as of the Cut-off Date.

DEBT SERVICE COVERAGE RATIOS (X)(a)
-----------------------------------------------------------------
                       NO. OF     AGGREGATE
                     MORTGAGE    CUT-OFF DATE        % OF
                        LOANS      BALANCE ($)      GROUP 2
-----------------------------------------------------------------
 1.20 -- 1.29          16        128,056,292         28.78
 1.30 -- 1.39           7         51,579,808         11.59
 1.40 -- 1.49           2         10,850,000          2.44
 1.50 -- 1.69           5         86,852,993         19.52
 1.70 -- 2.44           7        167,651,400         37.68
-----------------------------------------------------------------
 TOTAL                 37        444,990,493        100.00
-----------------------------------------------------------------
 Min:  1.20       Max:  2.44        Wtd Avg:  1.59
-----------------------------------------------------------------
(a)   Calculated on loan balances after netting out a holdback amount for two mortgage loans, representing 4.94% of the
      Loan Group 2 balance as of the Cut-off Date.

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the loans based on their outstanding principal balances as of the
Cut-off Date. Location and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Sum of columns may not match "Total" due to rounding. With respect to any mortgage loan that has one or more companion loans, unless otherwise specified, the calculations used for LTV ratios and DSCR include the related pari passu loan (if any) but exclude the related subordinated loan (if any).

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

V.  LARGE LOAN DESCRIPTION
    ----------------------

                             TEN LARGEST LOANS(1)



--------------------------------------------------------------------------------
  LOAN
   NO.            PROPERTY NAME                CITY       STATE   PROPERTY TYPE
--------------------------------------------------------------------------------

   1.   Oakland City Center               Oakland           CA        Office
--------------------------------------------------------------------------------
   2.   Inland Hewitt Office Portfolio    Lincolnshire      IL        Office
--------------------------------------------------------------------------------
   3.   Garden City Plaza                 Garden City       NY        Office
--------------------------------------------------------------------------------
   4.   123 William Street                New York          NY        Office
--------------------------------------------------------------------------------
   5.   Medici Apartments                 Los Angeles       CA     Multifamily
--------------------------------------------------------------------------------
   6.   Loews Universal Hotel Portfolio   Orlando           FL        Hotel
--------------------------------------------------------------------------------
   7.   Oglethorpe Mall                   Savannah          GA        Retail
--------------------------------------------------------------------------------
   8.   1301 Fannin                       Houston           TX        Office
--------------------------------------------------------------------------------
   9.   One Main Place                    Dallas            TX        Office
--------------------------------------------------------------------------------
  10.   The Barlow Building               Chevy Chase       MD        Office
--------------------------------------------------------------------------------
        TOTAL/WEIGHTED AVERAGES
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                % OF
                                             APPLICABLE
  LOAN                                      INITIAL LOAN     UNITS/      LOAN PER                CUT-OFF    BALLOON
  NO.    CUT-OFF DATE BALANCE   % OF POOL     GROUP (2)     SF/KEYS    UNIT/SF/KEY     DSCR     DATE LTV      LTV
---------------------------------------------------------------------------------------------------------------------

   1.        $150,000,000          7.09%         8.98%     1,551,224     $     97       3.56x     38.96%      38.96%
---------------------------------------------------------------------------------------------------------------------
   2.         129,800,000          6.13          7.77%     1,144,564     $    113       2.20x     57.79%      57.79%
---------------------------------------------------------------------------------------------------------------------
   3.          98,339,043          4.65          5.88%       583,017     $    169       1.21x     79.37%      66.47%
---------------------------------------------------------------------------------------------------------------------
   4.          90,000,000          4.25          5.39%       499,449     $    180       1.20x     78.26%      68.34%
---------------------------------------------------------------------------------------------------------------------
   5.          90,000,000          4.25         20.23%           632     $142,405       1.74x     53.25%      53.25%
---------------------------------------------------------------------------------------------------------------------
   6.          80,000,000          3.78          4.79%         2,400     $166,667       3.61x     52.84%      52.84%
---------------------------------------------------------------------------------------------------------------------
   7.          74,918,248          3.54          4.48%       631,244     $    237       1.30x     69.02%      61.02%
---------------------------------------------------------------------------------------------------------------------
   8.          70,700,000          3.34          4.23%       795,115     $     89       1.61x     70.00%      70.00%
---------------------------------------------------------------------------------------------------------------------
   9.          69,000,000          3.26          4.13%     1,010,193     $     68       1.26x     73.02%      68.87%
---------------------------------------------------------------------------------------------------------------------
  10.          61,750,000          2.92          3.70%       265,240     $    233       1.72x     64.93%      64.93%
---------------------------------------------------------------------------------------------------------------------
             $914,507,291         43.22%                                                2.07x     61.65%      58.32%
---------------------------------------------------------------------------------------------------------------------


(1)   With respect to the Loews Universal Hotel Portfolio loan and the
      Oglethorpe Mall loan, the principal balance of the related Pari Passu
      Loans are included in the calculation of the DSCR, LTV Ratios and Loan per Unit/SF/Key and with respect to the Loews Universal Hotel Portfolio loan, the 1301 Fannin loan and the One Main Place loan, the principal balance of the related B Note is not included in the calculation of the
      DSCR, LTV Ratios and Loan per Unit/SF/Keys.

(2)   Except for the Medici Apartments loan, all of the mortgage loans represented in this table are part of Loan Group 1.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                        9

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET         BALANCE: $150,000,000
                                                           DSCR:    3.56x
                              OAKLAND CITY CENTER          LTV:     38.96%

--------------------------------------------------------------------------------

[PHOTO OF 1300 CLAY STREET OMITTED]

[PHOTO OF 500 12TH STREET (CITY SQUARE) OMITTED]

[PHOTO OF 555 12TH STREET (555 CITY CENTER) OMITTED]

[PHOTO OF 505 14TH STREET OMITTED]

[PHOTO OF 1111 BROADWAY OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       10

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET         BALANCE: $150,000,000
                                                           DSCR:    3.56x
                              OAKLAND CITY CENTER          LTV:     38.96%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
  LOAN SELLER:                        GACC
  LOAN PURPOSE:                       Refinance
  ORIGINAL PRINCIPAL BALANCE:         $150,000,000
  CUT-OFF PRINCIPAL BALANCE:          $150,000,000
  % BY INITIAL UPB:                   7.09%
  INTEREST RATE:                      4.6290%
  SHADOW RATING (S/F):                AAA / AAA
  PAYMENT DATE:                       1st of each month
  FIRST PAYMENT DATE:                 June 1, 2005
  MATURITY DATE:                      May 1, 2010
  AMORTIZATION:                       Interest Only
  CALL PROTECTION:                    Lockout for 24 months from securitization
                                      date, then defeasance is permitted. On
                                      and after February 1, 2010, prepayment
                                      permitted without penalty.
  SPONSOR:                            Shorenstein Company and State
                                      Teachers Retirement System of Ohio
  BORROWER:                           OCC Venture, LLC
  MEZZANINE DEBT:                     $100,000,000
  LOCKBOX:                            Hard
  INITIAL RESERVES(1):                TI/LC:         $2,140,500
  MONTHLY RESERVES(2):                None

--------------------------------------------------------------------------------
(1)   See "Escrows" below.

(2)   Subsequent to an event of default, as such term is defined in the loan documents, monthly reserves will be collected for taxes and insurance.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                                MORTGAGE LOAN
                                              MORTGAGE              PLUS
                                                LOAN             MEZZANINE
   CUT-OFF DATE BALANCE PSF:                       $97              $161
   BALLOON BALANCE PSF:                            $97              $161
   LTV:                                         38.96%            64.94%
   BALLOON LTV:                                 38.96%            64.94%
   DSCR:                                         3.56x             2.02x

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

   SINGLE ASSET / PORTFOLIO:                  Single Asset
   PROPERTY TYPE:                             Office with retail component
   COLLATERAL:                                Fee Simple
   LOCATION:                                  Oakland, CA
   YEAR BUILT / RENOVATED:                    1984 / 2002
   TOTAL AREA:                                1,551,224 sq. ft.
   PROPERTY MANAGEMENT:                       Shorenstein Realty Services, L.P.
                                              (a borrower affiliate)
   OCCUPANCY (AS OF 5/01/2005):               92.4%
   UNDERWRITTEN NET CASH FLOW:                $25,061,617
   APPRAISED VALUE:                           $385,000,000
   APPRAISAL DATE:                            April 8, 2005

--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------
                                         MAJOR OFFICE TENANTS(1)
---------------------------------------------------------------------------------------------------------
                                                          WEIGHTED
                                                         AVG. RENT          LEASE             RATINGS
               TENANT                 NRSF     % NRSF      PSF          EXPIRATION         (S/F/M)(2)
---------------------------------------------------------------------------------------------------------

APL LIMITED                         208,911     13.5%    $ 28.78      12/31/2006(3)         Not Rated
ASK JEEVES, INC.                     55,803      3.6       23.94       5/31/2013          BBB- / NR / Baa3
MATSON NAVIGATION COMPANY, INC       52,133      3.4       27.81      12/31/2015           A- / NR / NR
---------------------------------------------------------------------------------------------------------
SUB TOTAL / WTD. AVG.:                          20.4%     $ 27.77
---------------------------------------------------------------------------------------------------------


(1)   Information obtained from underwritten rent roll except for ratings and unless otherwise stated.

(2)   Credit ratings are of the parent company whether or not the parent guarantees the lease.

(3)   See "Escrows" below.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       11

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET         BALANCE: $150,000,000
                                                           DSCR:    3.56x
                              OAKLAND CITY CENTER          LTV:     38.96%

--------------------------------------------------------------------------------

THE OAKLAND CITY CENTER LOAN

THE LOAN. The Oakland City Center loan is secured by a first priority mortgage on the borrower's fee simple interest in a seven-building, 1,551,224 sq. ft.
office center with a retail component located in the central business district of Oakland, California. The loan term is five years with monthly payments of interest only. Based on the appraised value of $385,000,000 and after factoring in the $100,000,000 mezzanine loan, there is $135,000,000 of implied equity in the property.

THE BORROWER. The borrower is OCC Venture, LLC, a single-purpose, bankruptcy-remote entity for which a non-consolidation opinion was delivered at closing. The borrower is a joint venture between SHORENSTEIN COMPANY (50%
interest) and the STATE TEACHERS RETIREMENT SYSTEM OF OHIO (50% interest).

Shorenstein Company ("Shorenstein") is a private owner and operator of Class
"A" office buildings in the United States, engaged in all aspects of office investment, development, financing, leasing and management. Headquartered in
San Francisco, Shorenstein owns and operates more than 17 million sq. ft. of
Class "A" space, valued in excess of $3.4 billion. Shorenstein's portfolio includes renowned properties in the United States including the John Hancock
Center, Prudential Plaza and 500 West Monroe in Chicago, and 450 Lexington
Avenue and 125 Park Avenue in New York. Since 1992, Shorenstein has sponsored a series of closed-end real estate investment funds, which have invested in Class
"A" office projects located throughout the United States. Investors in these funds include foundations, college endowments, pension funds and high net-worth individuals. As the manager of these funds, Shorenstein has delivered attractive risk-adjusted returns to investors by employing a disciplined value-added strategy. Shorenstein is a repeat sponsor of a Deutsche Bank borrower and has been involved with the property since 1996.

The State Teachers Retirement System of Ohio ("STRS Ohio") is one of the
nation's premier public pension systems providing benefits and services to
Ohio's active and retired educators since its establishment in 1920.
Preliminary results for the fiscal year ending June 30, 2005, indicate that
STRS Ohio assets now exceed $59 billion which is a record high for the pension fund. STRS Ohio's total investment fund includes domestic and international stocks, real estate, fixed-income, and alternative investments. STRS Ohio serves as the public pension fund for Ohio's public educators, providing retirement and survivor benefits and disability protection.

THE PROPERTY. Oakland City Center is a Class "A" office complex with a retail component located in downtown Oakland, California. The property consists of seven buildings constructed between 1984 and 2002 containing a total of
1,551,224 sq. ft. The Oakland City Center property is located in a 6.55 acre, three city-block area in Downtown Oakland in an area known as "City Center".
The City Center area is distinguished by its attractive design making it one of the most visible and well-known developments in Northern California. Integrated parking structures offer parking for over 1,800 vehicles. The Oakland City
Center has four other office buildings that are under different ownership and management and are not a part of the collateral, including the Clorox Building
(which serves as Clorox's corporate headquarters).

The seven buildings consisting of the Oakland City Center loan collateral are as follows:

     o  555 12th Street (555 City Center) -- Built in 2002 -- 485,039 sq. ft.

     o  1111 Broadway -- Built in 1990 -- 547,373 sq. ft.

     o  1300 Clay Street -- Built in 1990 -- 183,178 sq. ft.

     o  505 14th Street -- Built in 1984 -- 169,652 sq. ft.

     o  499 14th Street (City Square Building A) -- Built in 1990 -- 18,531 sq.
        ft.

     o  500 12th Street (City Square Building B) -- Built in 1990 -- 121,068 sq.
        ft.

     o  501 14th Street (City Square Building C) -- Built in 1990 -- 26,378 sq.
        ft.

The property is positioned at the geographical center of the public transportation systems of the Bay Area and is the primary civic and economic center of Oakland. It contains a vibrant pedestrian plaza with landscaped walkways, fountains, and

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       12

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET         BALANCE: $150,000,000
                                                           DSCR:    3.56x
                              OAKLAND CITY CENTER          LTV:     38.96%

--------------------------------------------------------------------------------

sculptures as well as a wide variety of dining, shopping, services and outdoor events. The Bay Area Rapid Transit's (BART's) 12th Street station is located in the heart of Oakland City Center. Downtown San Francisco's Embarcadero BART
station is two stops and less than a 14-minute transit ride from this stop.

SIGNIFICANT TENANTS. The property is currently 92.4% occupied by 102 office tenants, 30 retail tenants, 20 storage tenants and eight specialty tenants. The following are the three largest office tenants representing 20.4% of the NRSF:

     APL LIMITED ("APL") (NRA 13.5%, $28.78/sq.ft., expiring in December 2006)
     is a private transportation service company that transports cargo through an intermodal system of ocean, rail, truck and terminal operations. APL is a world leader in transportation services, with over 150 years of continuous operations, making APL one of the nation's oldest continuously operated lines. The company's fleet of about 80 containerships serves more than 100 markets in the Americas, the Asia/Pacific region, Europe, the
     Middle East, and Africa. APL deploys about 450,000 containers and chassis worldwide, and partnerships enable the company to offer intermodal transportation -- movement of freight through combinations of ship, train, and truck. The 1111 Broadway building serves as APL's regional headquarters. APL is a subsidiary of Singapore's Neptune Orient Lines. The borrower is currently in negotiations with APL to extend the current lease;
     the tenant has been at the property since 1996.

     ASK JEEVES, INC. (NRA 3.6%, $23.94/sq.ft., expiring in May 2013) founded in
     1996, provides information search and retrieval services to computer users through a diverse portfolio of Websites, downloadable applications, and distribution networks primarily in the United States. The company's search and search-based portal brands include Ask.com, Ask.co.uk, AJKids.com,
     excite.com, iwon.com, maxonline.com, mysearch.com, myway.com,
     mywebsearch.com, and teoma.com. For 2004, Ask Jeeves, Inc. had net sales of
     $261.33 million and net income of $53.16 million. As of the first quarter
     2005, the company had a market cap of $1.975 billion. The company is headquartered in the 555 City Center building. Ask Jeeves, Inc. is a subsidiary of IAC/InterActiveCorp. (rated "BBB-" by S&P and "Baa3" by
     Moody's).

     MATSON NAVIGATION COMPANY, INC. ("Matson") (NRA 3.4%, $27.81/sq.ft.,
     expiring in December 2015), founded in 1882 and incorporated in 1901, is one of the leading United States domestic ocean carriers. Matson (rated
     "A-" by S&P) transports freight that includes about 169,600 containers and
     157,000 cars between the continental United States and ports in Hawaii,
     Guam, Alaska, and Puerto Rico. Matson is a leading transporter of cars in the United States. The company is headquartered in Oakland, California at the 555 City Center building and also has offices across the country.
     Matson's year end 2004 revenue was approximately $1.227 billion and the company employs approximately 898 employees. Matson is a wholly-owned subsidiary of Alexander & Baldwin, Inc. (NSDQ: ALEX, rated "A-" by S&P).

THE MARKET. The property is located within the Oakland Primary Statistical Area
("PMSA") which consists of Alameda and Contra Costa counties. According to the appraiser, the Oakland PMSA has an average annual household income of $89,800
(42% above the United States average of $63,300 and 28.1% above the Top 100
Metro Area's average of $70,100). The Oakland PMSA had a population of approximately 2,486,400 residents in 2004, which translates to a 1.2% average annual growth rate over the period 1994-2004. The average monthly unemployment rate for the Oakland PMSA in 2004 was 5.4%.

As of the fourth quarter 2004, the Oakland/East Bay office market totals approximately 57.2 million sq. ft. of Class "A" and "B" office space. The
Oakland/East Bay market contains 21 submarkets of multi-tenant office space.
The downtown or CBD submarket, which is referred to as "Oakland CBD", contains
21.9% of the inventory, or 12.5 million sq. ft. of space. In 2004, the downtown
Oakland office market posted significant gains and is representative of the
East Bay's improving office market. According to Cushman and Wakefield, Inc., the overall vacancy rate for the Oakland CBD decreased in four consecutive quarters, which as of the fourth quarter 2004 was 14.5%. The Class "A" vacancy rate has declined to 9.3%, its lowest level since the beginning of 2002.

Downtown Oakland consists of five separate Class "A" office areas: Lake Merritt
(3.65 million sq. ft.), City Center (2.47 million sq. ft.), Jack London Square,
Telegraph and the United States Court House (134,773 sq. ft.). The overall direct vacancy rate for the Class "A" space in the Oakland CBD is 7.1%. The
City Center submarket, which includes the buildings that comprise the collateral, had an overall direct vacancy rate of 8.6%. Both the City Center and Lake Merritt markets experienced positive net absorption in 2004.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       13

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET         BALANCE: $150,000,000
                                                           DSCR:    3.56x
                              OAKLAND CITY CENTER          LTV:     38.96%

--------------------------------------------------------------------------------

Average in-place rents for the portfolio are $29.94/sq. ft. overall, with office rents averaging $30.32/sq. ft. and retail space averaging $22.16/sq. ft.
Generally, the office leases are modified gross and the retail leases are triple net.

Recent office leases signed at the property range from $22.80 to $35.76/sq.
ft., with an average of $26.80/sq. ft. Based on recent leasing activity at
Oakland City Center and some of the other recent lease comparables in the City
Center and Lake Merritt market, the appraiser determined a market rent of
$27.00 to $30.00/sq. ft. The top floors of the 555 12th Street (555 City
Center) and 1111 Broadway buildings offer superior views and represent exclusive space within the building and the market and should command rents closer to $35.00/sq. ft. The current average rental rate of $30.32/sq. ft. for office space at the property buildings is in-line with the market rent estimates.

Recent retail leases signed at the property range from $12.00 to $40.00/sq. ft.
and the recent rent comparables in the market range from $19.80 to $39.60/sq.
ft., with an average of $24.70/sq. ft. Based on the recent leases and the analysis of the comparables, the appraiser concluded an average retail market rent of $22.00/sq. ft. The average in-place retail rent at the property of
$22.16/sq. ft. is well supported by the market.

PROPERTY MANAGEMENT. The property is managed by an affiliate of the borrower,
Shorenstein Realty Services, L.P.

ESCROWS. Subsequent to an event of default, as such term is defined in the loan documents, monthly reserves will be taken for taxes and insurance. At closing, the borrower deposited $2,140,500 in the tenant improvements reserve ("Rollover
Reserve"). The Rollover Reserve represents the aggregate amount of tenant improvements the borrower owes to existing or recently executed tenants (seven tenants in total) leasing approximately 143,749 sq. ft. The Rollover Reserve shall be made available to the borrower as tenant improvements or leasing costs are incurred for specific tenants. In the event that APL gives notice to extend its lease prior to December 31, 2005, an amount equal to the sum of (i)
$6.75/sq. ft. for leasing commissions in equal monthly installments on each payment date between the date such renewal is executed and December 31, 2006 and (ii) $45.00/sq. ft. for tenant improvements in equal monthly installments on each payment date between the date such renewal is executed and May 31,
2007, shall be deposited into the APL reserve (the "APL Reserve"). In the event
APL fails on or before December 31, 2005, to either execute a lease extension or tender notice of its intention not to renew, an amount equal to $2.44/sq.
ft. per month on the entire APL premises ($502,158 per month) shall be deposited on each payment date from January 1, 2006 to December 31, 2006 (for a total of $6,025,896) into the APL Reserve.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. Equity owners of the borrower incurred $100 million of mezzanine debt, which is secured by 100% of the equity interests in the borrower. The mezzanine debt is held by a large United States pension fund and the mezzanine debt is co-terminus with the first mortgage financing. The mezzanine loan accrues interest at a rate of 5.278%. The holder of the mezzanine loan entered into an intercreditor agreement.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       14

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET         BALANCE: $150,000,000
                                                           DSCR:    3.56x
                              OAKLAND CITY CENTER          LTV:     38.96%

--------------------------------------------------------------------------------

            [MAP INDICATING LOCATION OF OAKLAND CITY CENTER OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       15

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET         BALANCE: $129,800,000
                                                           DSCR:    2.20x
                         INLAND HEWITT OFFICE PORTFOLIO    LTV:     57.79%

--------------------------------------------------------------------------------

[PHOTO OF 98 HALT CAY ROAD  OMITTED]

[PHOTO OF 4 OVERLOOK POINT OMITTED]

[PHOTO OF 4 OVERLOOK POINT OMITTED]

[PHOTO OF 4 OVERLOOK POINT OMITTED]

[PHOTO OF 90 HALT CAY ROAD  OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       16

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET         BALANCE: $129,800,000
                                                           DSCR:    2.20x
                         INLAND HEWITT OFFICE PORTFOLIO    LTV:     57.79%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
  LOAN SELLER:                         GECC
  LOAN PURPOSE:                        Acquisition
  ORIGINAL PRINCIPAL BALANCE:          $129,800,000
  CUT-OFF PRINCIPAL BALANCE:           $129,800,000
  % BY INITIAL UPB:                    6.13%
  INTEREST RATE:                       5.0400%
  PAYMENT DATE:                        1st of each month
  FIRST PAYMENT DATE:                  July 1, 2005
  ANTICIPATED PREPAYMENT DATE:         June 1, 2010
  AMORTIZATION:                        Interest Only
  CALL PROTECTION:                     Lockout for 34 months from
                                       securitization closing date, then yield
                                       maintenance is permitted. On and
                                       after April 1, 2010, prepayment can
                                       be made without penalty.
  SPONSOR:                             Inland Western Retail Real Estate
                                       Trust, Inc.
  BORROWER:                            4 Overlook LLC and Half Day
                                       LLC
  LOCKBOX:                             Springing Hard(1)
  MONTHLY RESERVES:                    Tax(2):                           N/A
                                       Insurance(3):                     N/A
                                       Replacement(4):                   N/A

--------------------------------------------------------------------------------

(1)   A springing hard lockbox was established at closing and will be triggered upon (i) an event of default under the loan, (ii) a material reduction of rent under the leases, (iii) a failure to provide evidence of a commitment to refinance at least two months prior to June 1, 2010, or
      (iv) the failure to pay the debt on or before the Anticipated Prepayment
      Date.

(2)   Tax escrow suspended if borrower provides evidence that taxes have been paid.

(3)   Insurance escrow suspended if borrower provides evidence that property is insured in accordance to Loan Agreement

(4)   Replacement escrow suspended if (i) no event of default has occurred, and
      (ii) either (A) Borrower makes all necessary replacements and otherwise maintains the property to Lender's satisfaction, or (B) tenant maintains the Property as required pursuant to the tenant lease.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
   CUT-OFF DATE BALANCE PSF:                     $ 113
   BALLOON BALANCE PSF:                          $ 113
   LTV:                                          57.79%
   BALLOON LTV:                                  57.79%
   DSCR:                                         2.20x
   SHADOW RATING (S/F)                           BBB- / BBB-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
   SINGLE ASSET / PORTFOLIO:                     Two office parks in
                                                 Lincolnshire, IL
   PROPERTY TYPE:                                Office
   COLLATERAL:                                   Fee simple interest in one
                                                 Class A and one Class B
                                                 office development
   LOCATION:                                     Lincolnshire, IL
   YEAR BUILT / RENOVATED:                       4 Overlook Point: 1998
                                                 Half Day Road: 1974-1986 / 2003
   TOTAL AREA:                                   1,144,564 sq.ft.
   PROPERTY MANAGEMENT:                          Inland US Management, LLC
   OCCUPANCY (AS OF 5/11/2005):                  100.0%
   UNDERWRITTEN NET CASH FLOW:                   $14,370,960
   APPRAISED VALUE:                              $224,600,000
   APPRAISAL DATE:                               March 1, 2005

--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------
                                          MAJOR OFFICE TENANTS
                                                                                      LEASE           LEASE
          TENANT                       BUILDING           % NRSF     RENT PSF    COMMENCEMENT    EXPIRATION(2)
------------------------------------------------------------------------------------------------------------

HEWITT ASSOCIATES LLC(1)        4 Overlook Point         42.7%     $ 13.74        10/1/1997       11/25/2018
                              Building A, C, and D
------------------------------------------------------------------------------------------------------------
HEWITT ASSOCIATES LLC(1)        4 Overlook Point
                                   Building B            28.8%     $ 12.44        7/31/1998       12/30/2019
------------------------------------------------------------------------------------------------------------
HEWITT ASSOCIATES LLC(1)          Half Day Road          28.5%     $ 13.15        4/22/1999       5/22/2014
------------------------------------------------------------------------------------------------------------
                            Total / Weighted Average    100.0%     $ 13.20


(1)  S&P HAS DETERMINED THAT HEWITT ASSOCIATES, INC., THE PARENT OF THE HEWITT
     ASSOCIATES LLC, HAS CREDIT CHARACTERISTICS CONSISTENT WITH AN INVESTMENT
     GRADE RATED COMPANY. FITCH, BASED ON PUBLICLY AVAILABLE INFORMATION, HAS
     DETERMINED THAT HEWITT ASSOCIATES, INC. HAS CREDIT CHARACTERISTICS
     CONSISTENT WITH AN INVESTMENT GRADE RATED COMPANY.

(2)  Each of the Hewitt Associates LLC leases has two successive five-year renewal options.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       17

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET         BALANCE: $129,800,000
                                                           DSCR:    2.20x
                         INLAND HEWITT OFFICE PORTFOLIO    LTV:     57.79%

--------------------------------------------------------------------------------

INLAND HEWITT OFFICE PORTFOLIO

THE LOAN. The Inland Hewitt Office Portfolio Loan is secured by a first mortgage on two office properties that in aggregate contain 1,144,564 square feet. The buildings were constructed between 1974 and 1998 and are located in
Lincolnshire, IL. The loan was used to acquire the two properties from Hewitt
Associates Inc. at a total purchase price of $220 million.

THE BORROWER. The borrower is a single purpose entity whose managing member has an independent director. The sponsor of the borrower is Inland Western Retail
Real Estate Trust, Inc., a real estate investment trust, formed in March 2003, to acquire and manage a diversified portfolio of real estate, primarily single-user net lease properties and multi-tenant shopping centers. As of
December 31, 2004, Inland Western Retail Real Estate Trust, Inc. owned a portfolio of 111 properties located in 28 states. The portfolio consisted of 87 multi-tenant shopping centers and 24 freestanding single-user net lease properties containing an aggregate of approximately 20,231,000 square feet of gross leasable area of which approximately 97% of it was leased.

THE PROPERTY. The collateral is comprised of two assets; 4 Overlook Point and
Half Day Road. 4 Overlook Point consists of a four building interconnected
Class "A" office complex built in 1998 on 31 acres. The four buildings total
818,686 square feet. Half Day Road consists of three Class "B" office buildings built between 1974 and 1986 on 43 acres. Hewitt Associates' corporate headquarters is officially located at the Half Day Road property. The three buildings total 325,878 square feet. Until the acquisition of the property by
Inland Western Retail Real Estate Trust, Inc., the 4 Overlook Point and Half
Day Road properties were owned by Hewitt Properties I LLC since they were constructed.

TENANT INFORMATION. The Inland Hewitt Office Portfolio is 100% occupied by
Hewitt Associates LLC (NYSE: HEW) under three leases with an average rent of
$13.20 per square foot. S&P HAS DETERMINED THAT HEWITT ASSOCIATES, INC., THE
PARENT OF THE HEWITT ASSOCIATES LLC, HAS CREDIT CHARACTERISTICS CONSISTENT WITH
AN INVESTMENT GRADE RATED COMPANY. FITCH, BASED ON PUBLICLY AVAILABLE
INFORMATION, HAS DETERMINED THAT HEWITT ASSOCIATES, INC. HAS CREDIT
CHARACTERISTICS CONSISTENT WITH AN INVESTMENT GRADE RATED COMPANY.

Founded in 1940, Hewitt Associates Inc. is the world's largest provider of multi-service human resources ("HR") business process outsourcing and the only firm fully integrating HR outsourcing and HR consulting. The company's goal is to help clients manage their total HR and employee costs, enhance HR services, and improve their workforces. Services Hewitt Associates Inc. provide include executive compensation consulting, actuarial services for sponsors of retirement plans, and advisory and administrative services related to health and retirement benefits. Hewitt Associates Inc. has nearly 20,000 employees in
35 countries and the company has more than 2,600 clients, including more than half of the Fortune 500.

For fiscal year 2004 Hewitt Associates Inc.'s net revenues increased to $2.20 billion, compared to $1.98 billion for the previous fiscal year. Net income for fiscal year 2004 increased to $122.8 million, compared to $94.3 million for the previous fiscal year.

THE MARKET. The Inland Hewitt Office Portfolio is located in Lincolnshire, IL, about 35 miles north of the Chicago Central Business District. Lincolnshire is
strategically located within the Chicago metropolitan area, and is highly accessible via the regional highway system. The portfolio is located in the
Lake County submarket, which, as of 2004, had a total Class "A", "B", and "C"
office inventory of 10.4 million sq. ft., a vacancy rate of 14.9% and rents that range from $7.00 to $17.00 per square foot.

Within a three-mile radius of the Inland Hewitt Office Portfolio the population was 57,404 and reported average household income was $131,437, for 2004.

In 2004, for Class "A" office in the Lake County submarket, vacancy was 14.3%
with a market rent of $16. Class "A" occupancy comparables to the 4 Overlook
Point buildings ranged from 84% to 100% with a weighted average of 93.6%. Class
"A" rent comparables ranged from $11.75 -$19.50. The average rent at 4 Overlook
Point is $13.22.

For Class "B" office in the Lake County submarket, vacancy was 18.2% with a market rent of $13. Class "B" occupancy comparables to the Half Day Road buildings ranged from 49% to 100% with a weighted average of 74.8%. Class "B"
rent comparables ranged from $11.75 -$16.00. The average rent at Half Day Road is $13.15.

PROPERTY MANAGEMENT. The property is managed by Inland US Management, LLC, an affiliate of the borrower.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       18

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET         BALANCE: $129,800,000
                                                           DSCR:    2.20x
                         INLAND HEWITT OFFICE PORTFOLIO    LTV:     57.79%

--------------------------------------------------------------------------------

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       19

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET         BALANCE: $129,800,000
                                                           DSCR:    2.20x
                         INLAND HEWITT OFFICE PORTFOLIO    LTV:     57.79%

--------------------------------------------------------------------------------

[MAP INDICATING LOCATIONS OF HALF DAY ROAD AND 4 OVERLOOK POINT OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       20

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                       21

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET         BALANCE: $98,339,043
                                                           DSCR:    1.21x
                               GARDEN CITY PLAZA           LTV:     79.37%

--------------------------------------------------------------------------------

[FOUR PHOTOS OF GARDEN CITY PLAZA OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.
                                       22

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET         BALANCE: $98,339,043
                                                           DSCR:    1.21x
                               GARDEN CITY PLAZA           LTV:     79.37%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
  LOAN SELLER:                           BofA
  LOAN PURPOSE:                          Refinance
  ORIGINAL PRINCIPAL BALANCE:            $98,539,456
  CUT-OFF PRINCIPAL BALANCE:             $98,339,043
  % BY INITIAL UPB:                      4.65%
  INTEREST RATE:                         5.5175%
  PAYMENT DATE:                          1st of each
                                         month
  FIRST PAYMENT DATE:                    July 1, 2005
  MATURITY DATE:                         June 1, 2015
  AMORTIZATION:                          Balloon
  CALL PROTECTION:                       Lockout for 24 months from
                                         securitization closing date, then
                                         defeasance is permitted. On or after
                                         February 1, 2015, prepayment can be
                                         made without penalty.
  SPONSOR:                               Treeline GCP Guarantor LLC
  BORROWER:                              Treeline 100-400 GCP LLC
  LOCKBOX:                               Soft
  INITIAL RESERVES:                      Tax:             $632,072
                                         Insurance:       $81,982
                                         Other (1):       $184,488
  MONTHLY RESERVES:                      Tax:             $276,645
                                         Insurance:       $16,396
                                         Replacement:     $10,086

--------------------------------------------------------------------------------

(1)   Free rent reserve.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
  CUT-OFF DATE BALANCE PSF:                         $169
  BALLOON BALANCE PSF:                              $141
  LTV:                                              79.37%
  BALLOON LTV:                                      66.47%
  DSCR:                                             1.21x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
  SINGLE ASSET / PORTFOLIO:                         Single Asset
  PROPERTY TYPE:                                    Office
  COLLATERAL:                                       Fee Simple
  LOCATION:                                         Garden City, NY
  YEAR BUILT / RENOVATED:                           1971 / 2001
  TOTAL AREA:                                       583,017 sq. ft.
  PROPERTY MANAGEMENT:                              Treeline Management Corp.
  OCCUPANCY (AS OF 5/10/2005):                      97.4%
  UNDERWRITTEN NET CASH FLOW:                       $8,144,687
  APPRAISED VALUE:                                  $123,900,000
  APPRAISAL DATE:                                   March 23, 2005
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
                                           MAJOR OFFICE TENANTS(1)
                                                                                                          RATINGS
                TENANT                          NRSF      % NRSF      RENT PSF      LEASE EXPIRATION      (S/F/M)
------------------------------------------------------------------------------------------------------------------

 Berkman, Henoch, Peterson & Petty, P.C.     47,817     8.2%        $ 25.96           6/14/2011          Not Rated
------------------------------------------------------------------------------------------------------------------
 Jaspan, Schlesinger, Hoffman LLP            39,162     6.7%        $ 23.61           9/30/2014          Not Rated
------------------------------------------------------------------------------------------------------------------
 Margolin, Winer & Evans LLP                 37,519     6.4%        $ 22.45           11/30/2008         Not Rated
------------------------------------------------------------------------------------------------------------------
 Computer Career Center                      31,005     5.3%        $ 26.83           7/31/2012          Not Rated
------------------------------------------------------------------------------------------------------------------


(1)  Information obtained from underwritten rent roll except for Ratings
     (S&P/Fitch/Moody's) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF include base rent only and exclude common area maintenance and reimbursements.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       23

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET         BALANCE: $98,339,043
                                                           DSCR:    1.21x
                               GARDEN CITY PLAZA           LTV:     79.37%

--------------------------------------------------------------------------------

THE GARDEN CITY PLAZA LOAN

THE LOAN. The Garden City Plaza Loan is secured by a first mortgage on four adjacent five-story office buildings located in Garden City, New York, an area approximately 10 miles east of New York, New York on Long Island. The loan term is ten years and amortizes on a 30-year schedule with an interest rate of
5.5175%.

THE BORROWER. The borrower is Treeline 100-400 GCP LLC, a Delaware limited liability company and single purpose bankruptcy remote entity with two independent directors, for which the borrower's legal counsel has delivered a non-consolidation opinion. The sole member of the borrower is Treeline GCP
Owners LLC which is a Delaware limited liability company. C. Glenn Schor and
David Karmi, who ultimately control the borrower and guarantor of the recourse carveouts, each have approximately 30 years of real estate experience as owners/managers in the New York metropolitan area.

Glenn Schor is general counsel and chief operating officer of Treeline
Companies. Mr. Schor supervises the acquisition, disposition and financing of all of the firm's properties. Mr. Schor was one of the founders of Treeline
Companies, a company that was founded in 1985. Prior to that time, he was a practicing lawyer specializing in real estate.

David Karmi became affiliated with Treeline Companies in 1993 and has been an active partner in all Treeline projects since that time. Prior to that he constructed more than 300 single-family homes as well as retail properties.

THE PROPERTY. The collateral for the mortgage loan consists of four 5-story office buildings containing a total of 583,017 square feet, in Garden City, New
York. The four buildings, 100 Garden City Plaza, 200 Garden City Plaza, 300
Garden City Plaza, and 400 Garden City Plaza, were built in 1971, 1974, 1981 and 1988, respectively and are located on four contiguous parcels totaling 23.6 acres. The borrower has spent approximately $4.55 million in upgrades and tenant improvements to the buildings since 2001.

SIGNIFICANT TENANTS. As of May 10, 2005 the property was 97.4% occupied by 112 office tenants. The following are the four largest tenants representing 26.6%
of NRA and 24.5% of NRI:

     BERKMAN, HENOCH, PETERSON & PEDDY, P.C. occupies 47,817 sq. ft. (8.2% of
     sq. ft. and 7.9% of income) under a 12-year lease that expires on June 14,
     2011 with one 5-year renewal option. Berkman, Henoch, Peterson & Peddy,
     P.C. occupies the second and third floors in 100 Garden City Plaza and the subject location serves as the firm's headquarters. Founded in 1982,
     Berkman, Hennoch, Peterson & Peddy, P.C. consists of 48 attorneys. The diversified law firm practices in banking, real estate, environmental, zoning and land use, litigation, insurance defense, municipal, landlord-tenant, school district, bankruptcy, foreclosure, corporate, trusts, estates and taxation practice. For the 2004 fiscal year annual revenue was $10,700,000.

     JASPAN, SCHLESINGER, HOFFMAN LLP occupies 39,162 sq. ft. (6.7% of sq. ft.
     and 5.9% of income) under one 21-year lease, one 9-year lease and three
     10-year leases all expiring on September 30, 2014. Jaspan, Schlesinger,
     Hoffman LLP occupies space on the fourth and fifth floors of 300 Garden
     City Plaza and has been in occupancy at the property since 1984. Jaspan,
     Schlesinger, & Hoffman, LLP is a large general practice law firm with a bankruptcy practice based on Long Island at the subject's location. With approximately 60 attorneys, the firm provides a wide range of legal services. In addition to bankruptcy, reorganization, and creditors rights proceedings, the firm is active in estate and tax planning, probate, education and municipal law, corporate and banking law and real estate and construction law. For the 2004 fiscal year annual revenue was $10,200,000.

     MARGOLIN WINER & EVENS LLP ("MWE") occupies 37,519 sq. ft. (6.4% of sq. ft.
     and 5.4% of income) under two leases expiring November 30, 2008. MWE has occupied the entire fifth floor in 400 Garden City Plaza since 1993 and has two 5-year renewal options at the current market rent. The subject location serves MWE's corporate headquarters. Established in 1946, MWE is been a full service certified public accounting and business advisory firm. MWE offers clients advisory services in valuation, tax planning, litigation consulting, bankruptcy, systems consulting and strategic planning. For the
     2004 fiscal year, annual revenue was $13,200,000.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       24

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET         BALANCE: $98,339,043
                                                           DSCR:    1.21x
                               GARDEN CITY PLAZA           LTV:     79.37%

--------------------------------------------------------------------------------

     COMPUTER CAREER CENTER occupies 31,005 sq. ft. (5.3% sq. ft. and 5.3% of income) under five individual leases expiring July 31, 2012. Computer
     Career Center occupies space on the first, fourth, and fifth floors of 200
     Garden City Plaza and has been a tenant at the property since 1997 expanding four different times. Established in 1988, Computer Career Center is a technical school that specializes in the training and preparation for individuals seeking careers in computer networking. The Computer Career
     Center has over 2000 students enrolled in more than a dozen different computer networking, medical billing, and office technology curricula. Some of the programs offered include: Systems Engineer, LAN Specialists, Help
     Desk Specialist, Automotive Technician, Networking Specialist, WAN Engineer
     and Medical Billing and Office Technology. The space at 200 Garden City is used for classrooms and office support.

THE MARKET. The subject buildings are located in the Long Island office market, which is comprised of Nassau and Suffolk counties. The Long Island market contains a total of 2,230 buildings with 65.5 million sq. ft. of office space.
As of year end 2004, vacancy was 8.4% (decreasing from 10.1% at the end of the first quarter of 2004) and 2004 absorption totaled 1.5 million sq. ft. 2004 rental rates averaged $23.99 per sq. ft., up 1.2% in the fourth quarter 2004.
The subject property is in the Central Nassau County submarket. The majority of the office space in this submarket is located in Garden City and Mineola, which contains a total of 14.5 million sq. ft. in 388 properties. Current direct vacancy is 8.2% and including space for sublease it's 8.9%. Direct rental rates average $27.96 per sq. ft. and including sublet space average $27.52 per sq.
ft. The appraiser analyzed 24 comparable Class "B+" office buildings comprising of 1,649,164 sq. ft. within the submarket that have a direct vacancy of 2.7%
and an overall vacancy of 3.5%. Rental rates have increased every year in this submarket since 1997 with the exception of year end 2001 to year end 2002,

PROPERTY MANAGEMENT. The property is managed by Treeline Management Corp., an affiliate of the borrower. Established in 1985, Treeline currently owns and manages 12 properties in the New York metropolitan area which total over 1.5 million sq. ft.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. The borrower is permitted to obtain mezzanine financing which will be secured by the membership or partnership interests in the borrower, provided (a) the amount of such mezzanine loan will not exceed at the time of closing, an amount which, when added to the original principal balance of the related note, results in a debt service coverage ratio equal to or greater than 1.20x, based upon underwritten net cash flow as reasonably determined by the mortgagee; (b) the loan-to-value ratio, giving effect to the loan and the mezzanine loan, will not exceed 85%;
(c) all documents and instruments evidencing or securing the mezzanine loan including, without limitation, a subordination and intercreditor agreement, executed by the mezzanine lender, will be in form and substance reasonably satisfactory to the mortgagee; (d) the mortgagee in connection with the mezzanine loan is required to be a qualified mezzanine lender, acceptable to the mortgagee in all respects; (e) the proceeds of the mezzanine loan will be used solely to make capital contributions to the borrower for purpose of funding operating or capital expenditures related to the property; and (f) the mortgagee has received written confirmation from any rating agency rating any securities related to the loan that such mezzanine loan will not result in a downgrade, withdrawal or qualification of the ratings then assigned to any such securities.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.
                                       25

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET         BALANCE: $98,339,043
                                                           DSCR:    1.21x
                               GARDEN CITY PLAZA           LTV:     79.37%

--------------------------------------------------------------------------------

[MAP INDICATING LOCATION OF GARDEN CITY PLAZA OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.
                                       26

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                       27

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET         BALANCE: $90,000,000
                                                           DSCR:    1.20x
                               123 WILLIAM STREET          LTV:     78.26%

--------------------------------------------------------------------------------

[THREE PHOTOS OF 123 WILLIAM STREET OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       28

                          $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET         BALANCE: $90,000,000
                                                           DSCR:    1.20x
                               123 WILLIAM STREET          LTV:     78.26%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          MORTGAGE LOAN INFORMATION(1)
--------------------------------------------------------------------------------
  LOAN SELLER:                  BofA
  LOAN PURPOSE:                 Acquisition
  ORIGINAL PRINCIPAL BALANCE:   $90,000,000
  CUT-OFF PRINCIPAL BALANCE:    $90,000,000
  % BY INITIAL UPB:             4.25%
  INTEREST RATE:                5.36905%
  PAYMENT DATE:                 1st of each
                                month
  FIRST PAYMENT DATE:           July 1, 2005
  MATURITY DATE:                June 1, 2015
  AMORTIZATION:                 IO-Balloon
  CALL PROTECTION:              Lockout for 24 months from
                                securitization closing date, then
                                defeasance is permitted. On or after
                                March 1, 2015, prepayment can be
                                made without penalty.
  SPONSOR:                      Meyer Chetrit
  BORROWER:                     123 William LLC
  MEZZANINE DEBT:               $7,000,000
  LOCKBOX:                      Hard
  INITIAL RESERVES:             Insurance:           $27,685
  MONTHLY RESERVES:             Tax:                 $185,031
                                Insurance:           $13,842
                                Replacement (2):     $5,993
                                TI/LC:               $104,167

--------------------------------------------------------------------------------

(1)   The Original Principal Balance amount of $90,000,000 represents the A-1 and A-2 notes from the $90,000,000 first mortgage loan evidenced by pari passu A-1 and A-2 notes, each of which are included in the trust. The
      $7,000,000 mezzanine note is not included in the trust.

(2)   Borrower will deposit $5,993 for the first 96 months of the loan and $375 thereafter.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
  CUT-OFF DATE BALANCE PSF:                    $180
  BALLOON BALANCE PSF:                         $157
  LTV:                                         78.26%
  BALLOON LTV:                                 68.34%
  DSCR:                                        1.20x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      PROPERTY INFORMATION
--------------------------------------------------------------------------------
  SINGLE ASSET / PORTFOLIO:                    Single Asset
  PROPERTY TYPE:                               Office
  COLLATERAL:                                  Fee Simple
  LOCATION:                                    New York, NY
  YEAR BUILT / RENOVATED:                      1912 / 1957
  TOTAL AREA:                                  499,449 sq. ft.
  PROPERTY MANAGEMENT:                         A.M. Property Holding Corporation
  OCCUPANCY (AS OF 7/8/2005):                  100.0%
  UNDERWRITTEN NET CASH FLOW:                  $7,258,678
  APPRAISED VALUE:                             $115,000,000
  APPRAISAL DATE:                              April 21, 2005

--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                MAJOR OFFICE TENANTS(1)
                                                                                                          RATINGS
                  TENANT                            NRSF     % NRSF    RENT PSF    LEASE EXPIRATION       (S/F/M)
---------------------------------------------------------------------------------------------------------------------

SUPERINTENDENT OF INSURANCE (STATE OF NEW YORK)   173,344     34.7%     $ 27.00     3/31/2011            AA/NR/A1(2)
---------------------------------------------------------------------------------------------------------------------
PEOPLE OF THE STATE OF NY                          89,658     18.0%     $ 24.43      6/1/2008(3)         AA/NR/A1(2)
---------------------------------------------------------------------------------------------------------------------
HEALTH FIRST, INC.                                 76,809     15.4%     $ 34.19     10/1/2011             Not Rated
---------------------------------------------------------------------------------------------------------------------
THOMSON FINANCIAL                                  55,773     11.2%     $ 20.66     12/1/2006             A-/NR/A3
---------------------------------------------------------------------------------------------------------------------


(1)  Information obtained from underwritten rent roll except for Ratings
     (S&P/Fitch/Moody's) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF include base rent only and exclude common area maintenance and reimbursements.

(2)  Ratings shown are municipal ratings.

(3)  People of the State of NY has multiple leases with the following lease expirations: 12,019 sq. ft. expiring in 2008, 35,437 sq. ft. expiring in
     2009 and 42,202 sq. ft. expiring in 2010.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       29

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET         BALANCE: $90,000,000
                                                           DSCR:    1.20x
                               123 WILLIAM STREET          LTV:     78.26%

--------------------------------------------------------------------------------

THE 123 WILLIAM STREET LOAN

THE LOAN. The 123 William Street Loan is secured by a first mortgage on a
499,449 sq. ft. Class "A" office building located in the Manhattan borough of
New York, New York. The loan term is ten years and is interest only through and including the payment date occurring in June 2007 and subsequently amortizes on a 30-year schedule with an interest rate of 5.36905%.

THE BORROWER. The borrower is 123 William LLC, a Delaware limited liability company and single purpose entity, with two independent directors for which a non-consolidation opinion was obtained at closing. The borrower is controlled by The Chetrit Group, an office developer located in Manhattan, that has an ownership stake in more than 17.7 million sq. ft. office space valued at approximately $3.5 billion.

123 William LLC is 100% owned by 123 William Mezz LLC which in turn is 100%
owned by 123 William Owner LLC which in turn is 31.1% owned by CF 123 William
LLC (the managing member), 27.38% by 650 Liberty Holdings LLC, 27.13% by
18th-19th Holdings LLC, 9.71% by Progress Black Horse Holdings LLC, 3.67% by
123 Willy LLC and 1% by DWAK Madison LLC. The borrower principal, Meyer
Chetrit, has a 40% interest in CF 123 William LLC.

THE PROPERTY. The collateral for the mortgage loan consists of a 499,449 sq.
ft. 27-story Class "A" office building known as 123 William Street. The building is currently 100.0% occupied by 12 office tenants (495,234 sq. ft.)
and two at grade retail tenants (4,215 sq. ft.). The property is situated on the west side of William Street between John and Fulton Street on a 28,365 sq.
ft. parcel of land and is accessed via the main entrance on William Street. The building has floor plates that are typically 24,500 sq. ft and are serviced by
12 elevators. The retail space consists of a 4,000 sq. ft. restaurant and a 215
sq. ft. newsstand.

SIGNIFICANT TENANTS. As of July 8, 2005 the property was 100.0% occupied by 12 office tenants. The following are the four largest tenants representing 79.2%
of NRA and 81.3% of NRI:

     SUPERINTENDENT OF INSURANCE (STATE OF NEW YORK) (rated "AA" by S&P and "A1"
     by Moody's) occupies 173,344 sq. ft. (34.7% of sq. ft. and 35.7% of income)
     under a 25-year lease that expires on March 31, 2011. The Superintendent of
     Insurance is a division of the State of New York that is responsible for regulating the insurance industry. The department's specific statutory responsibilities include monitoring the financial solvency of insurers, approving the formation, consolidation or merger of insurance organizations and licensing and monitoring the business practices of insurers, agents, brokers and adjusters.

     PEOPLE OF THE STATE OF NY (rated "AA" by S&P and "A1" by Moody's) occupies
     89,658 sq. ft. (18.0% of sq. ft. and 16.7% of income) under three 10-year leases expiring July 2009, April 2010 and May 2010 and one 8-year lease expiring June 2008. People of the State of New York is a division of the
     New York state government. The space contains courtrooms as well as the New
     York State Financial Control Board, which was created in 1975 by the state legislature and which reviews and oversees the financial management of the
     New York City government and certain related public authorities.

     HEALTH FIRST, INC. ("Health First") occupies 76,809 sq. ft. (15.4% of sq.
     ft. and 20.1% of income) under one 11-year lease and one 9-year lease that both expire on October 1, 2011. Health First, established in 1995, is a hospital-owned, not-for-profit health care management organization. Health
     First is owned by some of the most prestigious and nationally recognized medical centers and hospitals located in New York, including Beth Israel
     Medical Center, Mount Sinai Hospital and St. Luke's and Roosevelt Hospital.
     Health First has over 400,000 members under management within the five boroughs of New York City, and a network of more than 18,000 participating regional providers included in the firm's health plans. Health First provides a variety of free or low cost health care insurance programs, including PPO, Medicaid, Medicare, Family Health Plus and Child Health Plus
     health plans.

     THOMSON FINANCIAL (rated "A-" by S&P and rated "A3" by Moody's) occupies
     55,773 sq. ft. (11.2% sq. ft. and 8.8% of income) under a lease expiring
     December 1, 2006. Thomson Financial, a division of the Thomson Corporation, provides financial information to investment bankers, stockbrokers, portfolio managers, financial planners, corporate executives and other clients in the financial services industry. Thomson Financial serves clients in more than 70 countries and is headquartered in Stamford,
     Connecticut. The 2003 revenues were $1.5 billion, which contributed to approximately 20%

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.
                                       30

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET         BALANCE: $90,000,000
                                                           DSCR:    1.20x
                               123 WILLIAM STREET          LTV:     78.26%

--------------------------------------------------------------------------------

     of the overall Thomson Corporation revenue ($7.4 billion) for the same period. There are approximately 8,000 Thomson Financial employees company-wide and approximately 40,000 for the Thomson Corporation.

THE MARKET. 123 William Street is located in New York, New York in the borough of Manhattan. With a 2003 population of 8,140,877, New York City is the largest city in the United States. This figure represents an increase in population of
11.1% since 1990. The 2004 average household income for New York City was
$63,952.

123 William Street is located in the Insurance District office submarket within the Financial District office market in Manhattan. The Insurance District has a total of 13.8 million sq. ft. in 92 buildings. Approximately 55% of the space is classified as Class "A". The vacancy rate is 10.9% for the overall market and 8.2% for Class "A". Competitive Class "A" properties in the Insurance
District submarket have a current vacancy of 3.9%.

PROPERTY MANAGEMENT. The property is managed by A.M. Property Holding
Corporation, an affiliate of the borrower. A.M. Property Holding Corporation has 20 years of real estate management experience, is headquartered in
Manhattan, and manages a total of 1.6 million sq ft. of office property primarily located in Manhattan and Long Island, New York.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. The equity owner of the borrower incurred mezzanine debt from Bank of America, N.A., with an aggregate balance of $7,000,000, secured by pledges of equity interests in the borrower.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Not permitted.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       31

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET         BALANCE: $90,000,000
                                                           DSCR:    1.20x
                               123 WILLIAM STREET          LTV:     78.26%

--------------------------------------------------------------------------------

[MAP INDICATING LOCATION OF 123 WILLIAM STREET OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       32

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                       33

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET         BALANCE: $90,000,000
                                                           DSCR:    1.74x
                                MEDICI APARTMENTS          LTV:     53.25%

--------------------------------------------------------------------------------

[THREE PHOTOS OF MEDICI APARTMENTS OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.
                                       34

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET         BALANCE: $90,000,000
                                                           DSCR:    1.74x
                                MEDICI APARTMENTS          LTV:     53.25%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
  LOAN SELLER:                       BofA
  LOAN PURPOSE:                      Refinance
  ORIGINAL PRINCIPAL BALANCE:        $90,000,000
  CUT-OFF PRINCIPAL BALANCE:         $90,000,000
  % BY INITIAL UPB:                  4.25%
  INTEREST RATE:                     5.0670%
  PAYMENT DATE:                      1st of each month
  FIRST PAYMENT DATE:                August 1, 2005
  MATURITY DATE:                     July 1, 2010
  AMORTIZATION:                      Interest Only
  CALL PROTECTION:                   Lockout for 24 months from securitization
                                     closing date, then defeasance is permitted.
                                     On or after May 1, 2010, prepayment can
                                     be made without penalty.
  SPONSOR:                           Geoffrey H. Palmer
  BORROWER:                          Palmer/City Center II
  LOCKBOX:                           Soft
  INITIAL RESERVES:                  Tax:                  $546,184
  MONTHLY RESERVES:                  Tax:                  $136,546
                                     Replacement:          $5,865

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
   CUT-OFF DATE BALANCE PER UNIT:             $142,405
   BALLOON BALANCE PER UNIT:                  $142,405
   LTV:                                       53.25%
   BALLOON LTV:                               53.25%
   DSCR:                                      1.74x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
   SINGLE ASSET/PORTFOLIO:                    Single Asset
   PROPERTY TYPE:                             Multifamily
   COLLATERAL:                                Fee Simple
   LOCATION:                                  Los Angeles, CA
   YEAR BUILT / RENOVATED:                    2001 / NA
   TOTAL UNITS:                               632 units
   PROPERTY MANAGEMENT:                       Con Am Management Corporation
   OCCUPANCY (AS OF 7/20/2005):               89.7%
   UNDERWRITTEN NET CASH FLOW:                $8,023,147
   APPRAISED VALUE:                           $169,000,000
   APPRAISAL DATE:                            April 20, 2005

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               UNIT DESCRIPTION(1)
                                                           TOTAL       AVERAGE
                                             SQ. FT.     RENTABLE        RENT
 UNIT TYPE                NO. OF UNITS      PER UNIT       AREA      (PER MONTH)
  STUDIO                      58              481         27,898        $1,392
--------------------------------------------------------------------------------
  1 BR/ 1 BA                  315             692         218,037       $1,575
--------------------------------------------------------------------------------
  2 BR/ 2 BA                  259            1,006        260,533       $2,150
--------------------------------------------------------------------------------
  TOTAL/WTD. AVG.             632             801         506,468       $1,794
--------------------------------------------------------------------------------

(1)  Information obtained from underwritten rent roll.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       35

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET         BALANCE: $90,000,000
                                                           DSCR:    1.74x
                                MEDICI APARTMENTS          LTV:     53.25%

--------------------------------------------------------------------------------

THE MEDICI APARTMENTS LOAN

THE LOAN. The Medici Apartments Loan is secured by a first mortgage on a
632-unit five-story apartment building located in Los Angeles, California. The loan is interest only for the loan term of 60 months with an interest rate of
5.0670%.

THE BORROWER. The borrower is Palmer/City Center II, a California limited partnership and single purpose bankruptcy remote entity with two independent directors, for which the borrower's legal counsel has delivered a non-consolidation opinion. The borrower is affiliated with G.H. Palmer
Associates, a multifamily developer that was founded in 1975 and has a current portfolio of over 7,800 multifamily units in Southern California worth over $1 billion.

Palmer/City Center II is owned: 98% by Geoffrey H. Palmer as a limited partner,
1% by Palmer/City Center II, Inc., a California corporation as general partner, and 1% by Malibu Consulting Corp., a California corporation as a limited partner. Geoffrey H. Palmer is the 100% shareholder and President of
Palmer/City Center II, Inc. and Malibu Consulting Corp.

THE PROPERTY. The Medici Apartments is a five-story 632-unit luxury apartment complex with 16,066 sq. ft. of ground level retail space on a 5.49-acre parcel.
Building A (297 units) was completed in 2003 and Building B (335 units) was completed in 2001. The unit mix at the property consists of the following:
58-studio units, 315 one bedroom/one bathroom units, 249 two bedroom/two bathroom units, and 10 two bedroom/two bathroom penthouse units. The units range in size from 481 to 2,340 square feet and contain 9' ceilings. Each unit is equipped with a washer and dryer, a patio or balcony, and an individual security system. Kitchens have marble or granite countertops and contain appliance packages with refrigerators and dishwashers, built in microwaves and garbage disposals. The property offers a community swimming pool and roof top swimming pools with therapy spa. The property also offers its tenants a business center, fitness center, party room with kitchen, 24-hour security, a concierge and optional maid service. Additional amenities include a private one-acre park with barbeque and picnic facility, sand volleyball court, two lighted tennis courts, a jogging path, a putting green, children's playground area and 1,046 parking spaces.

THE MARKET. Medici Apartments are located just west of the central business district of Los Angeles, California parallel to the Harbor (110) Freeway in the
Wilshire/Westlake submarket. The Wilshire/Westlake submarket with 42,198 units exhibits a vacancy rate of only 2.7% as of the first quarter of 2005. The
Medici Apartments' location provides the property with excellent visibility and accessibility to a primary employment center and exposure to most of the area's major freeways. The immediate area is surrounded by a mix of commercial uses including street level retail, multi-family residential use and various parking structures. The area is experiencing a high level of new development throughout the metropolitan area coupled with increasing rents.

PROPERTY MANAGEMENT. The property is managed by Con Am Management Corporation.
Con Am Management Corporation is a full service real estate management company and a subsidiary of the The Con Am Group of Companies that was founded in 1975 and is headquartered in San Diego, California. Con Am Management Corporation
currently manages a real estate portfolio consisting of approximately 45,000 multifamily units, which are valued at more than $2 billion.

CASH MANAGEMENT. The loan has been structured with a soft lockbox.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. The borrower is permitted to obtain mezzanine financing on a one-time basis to be secured by a pledge in the membership or partnership interests in the borrower, provided (a) the debt service coverage ratio, calculated on a trailing twelve basis, is required to be greater than or equal to 1.15x (based on a constant payment rate of 9.25%
and underwritten net income); (b) the loan-to-value ratio, taking into effect the loan and the mezzanine loan, will not exceed 70%; (c) all documents and instruments evidencing or securing the mezzanine loan including, without limitation, a subordination and intercreditor agreement, executed by mezzanine lender, will be in form and substance reasonably satisfactory to mortgagee; (d)
the lender in connection with the mezzanine loan will be a qualified mezzanine lender, acceptable to mortgagee in all respects; (e) the proceeds of the mezzanine loan will be used solely to make capital contributions to the borrower for purpose of funding operating or capital expenditures related to the property; and (f) the mortgagee has received written confirmation from any rating agency rating any securities related to the loan that such mezzanine loan will not result in a downgrade, withdrawal or qualification of the ratings then assigned to any of the such securities.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       36

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET         BALANCE: $90,000,000
                                                           DSCR:    1.74x
                                MEDICI APARTMENTS          LTV:     53.25%

--------------------------------------------------------------------------------

[MAP INDICATING LOCATION OF MEDICI APARTMENTS OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       37

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                           COLLATERAL TERM SHEET        TMA BALANCE: $80,000,000
                                                        TMA DSCR:    3.61x
                       LOEWS UNIVERSAL HOTEL PORTFOLIO  TMA LTV:     52.84%

--------------------------------------------------------------------------------

[PHOTO OF LOEWS PORTOLINO BAY OMITTED]

[PHOTO OF HARD ROCK HOTEL OMITTED]

[PHOTO OF ROYAL PACIFIC OMITTED]

[PHOTO OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       38

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                           COLLATERAL TERM SHEET        TMA BALANCE: $80,000,000
                                                        TMA DSCR:    3.61x
                       LOEWS UNIVERSAL HOTEL PORTFOLIO  TMA LTV:     52.84%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
  LOAN SELLER:               GACC
  LOAN PURPOSE:              Refinance
  ORIGINAL TMA BALANCE(1):   $80,000,000(1)
  CUT-OFF TMA BALANCE(1):    $80,000,000(1)
  % BY INITIAL UPB:          3.78%
  INTEREST RATE:             4.7250%
  SHADOW RATING (S/F/M):     BBB- / BBB- / Baa3
  PAYMENT DATE:              1st of each month
  FIRST PAYMENT DATE:        August 1, 2005
  MATURITY DATE:             July 1, 2015
  AMORTIZATION:              Interest Only
  CALL PROTECTION:           Lockout for 24 months from the date of
                             securitization of the last pari passu portion,
                             then defeasance is permitted. On and after
                             April 1, 2015, prepayment permitted on
                             any payment date without penalty.
  SPONSOR:                   Loews Corporation (50%),
                             NBC Universal (25%) and
                             The Rank Group PLC (25%)
  BORROWER:                  UCF Hotel Venture
  PARI PASSU DEBT:           $320,000,000(1)
  ADDITIONAL FINANCING:      $50,000,000(1)
  LOCKBOX:                   None(2)
  INITIAL RESERVES:          None(3)
  MONTHLY RESERVES:          None(3)

--------------------------------------------------------------------------------

1. The total financing amount of the Loews Universal Hotel Portfolio Loan is
   $450,000,000 (the "Whole Loan") consisting of five A-Notes totaling
   $400,000,000 ("Senior Loan") and two pari passu B-Notes, each with an original principal balance of $25,000,000 (the B-Note). The loan was co-originated by German American Capital Corporation and JPMorgan Chase
   Bank, N.A. The $80,000,000 A-2 Note is included in the Trust. A
   $100,000,000 A-4 Note is included in the JPMCC 2005-CIBC12 trust. It is anticipated that the $65,000,000 A-1 Note will be included in the COMM
   2005-C6 Trust. The B-Note was certificated and issued as part of the JPMCC
   2005-CIBC12 trust.

2. Upon the occurrence of: (i) an event of default, as such term is defined in the loan documents or (ii) a DSCR below 1.35x for two consecutive calendar quarters ("Lockbox Event"), all funds are required to be deposited into a lender controlled account.

3. See "Escrows" below.

--------------------------------------------------------------------------------
                     FINANCIAL INFORMATION(1)
--------------------------------------------------------------------------------
                                   SENIOR LOAN        WHOLE LOAN
  LOAN BALANCE:                    $400,000,000      $450,000,000
  CUT-OFF DATE BALANCE / KEY:        $166,667          $187,500
  BALLOON BALANCE / KEY:             $166,667          $187,500
  LTV:                                52.84%            59.45%
  BALLOON LTV:                        52.84%            59.45%
  DSCR:                               3.61x             3.15x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
  SINGLE ASSET / PORTFOLIO:       Portfolio
  PROPERTY TYPE:                  Full Service Resort Hotel
  COLLATERAL:                     Leasehold
  LOCATION:                       Orlando, FL
  YEAR BUILT / RENOVATED:         Loews Portofino Bay --  1999 / NA
                                  Hard Rock Hotel --      2001 / NA
                                  Loews Royal Pacific--   2002 / NA
  NO. OF KEYS:                    2,400
  PROPERTY MANAGEMENT:            Loews Orlando Operating Company,
                                  Inc. (a borrower affiliate)
  OCCUPANCY (AS OF 05/31/2005):   82.7%
  UNDERWRITTEN NET CASH FLOW:     $69,251,953
  APPRAISED VALUE:                $757,000,000
  APPRAISAL DATE:                 April 1, 2005

--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                               PORTFOLIO SUMMARY
-------------------------------------------------------------------------------------------------------------
                        KEYS   YEAR BUILT   APPRAISED VALUE   ALLOCATED LOAN AMOUNT   ALLOCATED AMOUNT/KEY(1)
-------------------------------------------------------------------------------------------------------------

  LOEWS PORTOFINO BAY     750      1999      $280,000,000         $32,355,556                $215,704
-------------------------------------------------------------------------------------------------------------
  LOEWS ROYAL PACIFIC   1,000      2002       261,000,000          27,200,000                 136,000
-------------------------------------------------------------------------------------------------------------
  HARD ROCK HOTEL         650      2001       216,000,000          20,444,444                 157,265
-------------------------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.:    2,400                $757,000,000         $80,000,000                $166,667
-------------------------------------------------------------------------------------------------------------


(1)  Based on the Senior Loan amount.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       39

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                           COLLATERAL TERM SHEET        TMA BALANCE: $80,000,000
                                                        TMA DSCR:    3.61x
                       LOEWS UNIVERSAL HOTEL PORTFOLIO  TMA LTV:     52.84%

--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                      INDIVIDUAL PROPERTY HISTORICAL OPERATING STATISTICS
-----------------------------------------------------------------------------------------------------------------------------------
                                 OCCUPANCY %                              ADR                                  REVPAR
 PROPERTY                 2003     2004       TTM(1)        2003         2004       TTM(1)         2003         2004       TTM(1)
-----------------------------------------------------------------------------------------------------------------------------------

 LOEWS PORTOFINO BAY      73.90    77.90      78.80      $ 196.66     $ 214.36     $ 223.51     $ 145.30     $ 167.02     $ 176.23
-----------------------------------------------------------------------------------------------------------------------------------
 LOEWS ROYAL PACIFIC      79.70    84.50      84.20       152.51       161.89       169.87       121.58       136.79       143.07
-----------------------------------------------------------------------------------------------------------------------------------
 HARD ROCK HOTEL          80.90    84.10      85.00       186.28       206.20       215.64       150.70       173.47       183.20
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL / WTD. AVG.:       78.20    82.30      82.70      $ 175.00     $ 189.67     $ 198.57     $ 136.88     $ 156.17     $ 164.30
-----------------------------------------------------------------------------------------------------------------------------------


(1)   Trailing 12 months numbers through May 31, 2005.

THE LOEWS UNIVERSAL HOTEL PORTFOLIO LOAN

THE LOAN. The Loews Universal Hotel Portfolio loan, a 10-year, interest-only loan, is secured by a first priority mortgage on the borrower's leasehold interest in three full-service hotels (Loews Portofino Bay, Hard Rock Hotel, and Loews Royal Pacific) that comprise 2,400 rooms. The Loews Universal Hotel
Portfolio is located adjacent to the Universal Theme Park at Universal Orlando approximately nine miles southwest of downtown Orlando, Florida. Based on the appraised value of $757,000,000, there is $307,000,000 of implied equity in the property.

The loan was co-originated by German American Capital Corporation and JPMorgan
Chase Bank, N.A. The $400 million Senior Loan is split into five pari passu notes. The $80 million A-2 note is included in the trust. The $100,000,000 A-4
Note was sold into the JPMCC 2005-CIBC12 securitization.The $50,000,000 B-Note was certificated and issued as part of the JPMCC 2005-CIBC12 securitization. It is anticipated that the $65,000,000 A-1 note will be sold into the COMM 2005-C6 securitization.

THE BORROWER. The borrower is UCF Hotel Venture, a single-purpose, bankruptcy-remote entity for which a non-consolidation opinion was delivered at closing. The controlling equity owners of the borrower have an independent director. The borrower, UCF Hotel Venture, is a joint venture between LOEWS
HOTEL GROUP (50%), NBC UNIVERSAL (25%) and THE RANK GROUP PLC (25%).

Loews Hotels Group ("Loews") is a wholly-owned subsidiary of the Loews
Corporation (NYSE: LTR; rated "A" by S&P, "A-" by Fitch and "Baa1" by Moody's).
Headquartered in New York City, Loews offers distinctive hotels in most major markets in the United States and Canada. In addition to the property, Loews destinations include the cities of New York, Chicago, Denver, Los Angeles,
Nashville, Philadelphia, Washington, D.C., Annapolis, New Orleans, Montreal,
and Quebec City, as well as vacation destinations such as Miami Beach, Tucson,
Arizona, St. Pete Beach, Florida and California's Coronado Island. Loews caters to discerning business and leisure travelers and is host to numerous business, political and industry association events. Loews is a repeat sponsor of a
Deutsche Bank borrower.

NBC Universal ("NBC") is a media and entertainment company involved in the development, production, and marketing of entertainment, news and information.
NBC Universal is 80% owned by General Electric, with 20% controlled by Vivendi
Universal Entertainment. (General Electric Company (NYSE: "GE") is rated "AAA"
by S&P and "Aaa" by Moody's and Vivendi Universal Entertainment (NYSE:"V") is
rated "BBB-" by S&P, "BBB" by Fitch and "Baa3" by Moody's). Formed in May 2004
through the merger of NBC and Vivendi Universal Entertainment, NBC Universal
owns and operates a television network, a Spanish-language network, a portfolio of news and entertainment networks, a motion picture company, television production operations, a television stations group and various theme parks.

The Rank Group PLC ("Rank") (NSDQ: RANK; URL: www.rank.com) is one of the
United Kingdom's leading leisure & entertainment companies and an international provider of services to the film industry (Rank is rated "BBB-" by S&P, "BB+"
by Fitch and "Baa3" by Moody's). Rank employs over 20,000 people worldwide, and has more than 3 million members in its United Kingdom gaming businesses. Rank's affiliated companies include Hard Rock Cafe International, Inc., Hard Rock
Casinos, Deluxe Entertainment Services, Inc., Grosevenor Casinos, Rank Leisure
Machine Services and Mecca Bingo.

THE PROPERTY. The Loews Universal Hotel Portfolio loan is secured by the following three hotels, each located adjacent to the grounds of the Universal
Studios theme park at Universal Orlando in the Orlando, Florida area:

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       40

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                           COLLATERAL TERM SHEET        TMA BALANCE: $80,000,000
                                                        TMA DSCR:    3.61x
                       LOEWS UNIVERSAL HOTEL PORTFOLIO  TMA LTV:     52.84%

--------------------------------------------------------------------------------

LOEWS PORTOFINO BAY ($32.36 million allocated loan amount (40.4% of portfolio))
consists of a full service resort hotel with 750 rooms on six stories, located across from the Hard Rock Hotel in Orlando, Florida. The layout and design of the Loews Portofino Bay is inspired by the quaint Ligurian fishing village in
Italy that became a coveted getaway for Europe's rich and famous. The focal point of the property is the piazza and the harbor. The Loews Portofino Bay features a main building with three wings: the Villa Wing, the East Wing, and the West Wing. The main building houses the lobby, guest registration, meeting space and administrative offices (the lobby's design provides a statement of the high quality and elegance of the entire resort by offering a memorable and inviting view of the landscape and waterscape) while the East, West and Villa wings contain guestrooms. The property features eight restaurants and bars, spread out across the expansive property, and approximately 42,000 sq. ft. of meeting space located in the lobby and first floor of the Loews Portofino Bay.
Hotel amenities include a business center, two outdoor swimming pools, one outdoor themed swimming pool, a 12,300 sq. ft. fitness center and full-service spa, upscale shops and a babysitting / children's camp. Recreational amenities include water taxi transportation, early admission to the theme park, Universal
Express access to theme park attractions and priority seating at restaurants.

     General Facts:
     AAA Rating: ****
     Construction completed: September 1999
     Keys: 750, including 45 suites
     Meeting Space: 42,000 sq. ft.
     Restaurants & lounges: Eight

     Awards:
     o  AAA Four Diamond Award
     o  Meetings & Conventions Magazine 2001, 2002, & 2003 Golden Key Award
        (selected by meeting planners)
     o  Corporate & Incentive Travel Magazine 2000, 2001, & 2002 Award of
        Excellence (selected by meeting planners)
     o  Conde Nast Traveler 2001 & 2003 Gold List Issue, "World's Best Place To
        Stay"
     o  Resorts & Great Hotels Connoisseur's Choice, the Connoisseur's Guide to
        the World's Best 2001
     o  Zagat Survey -- Rated "extraordinary" and tied for #1 in Central Florida for 2001 -- 2004

LOEWS ROYAL PACIFIC ($27.2 million allocated loan amount (34.0% of portfolio))
consists of a convention resort hotel with 1000 rooms in Orlando, Florida. The character of the Loews Royal Pacific was inspired by the South Pacific islands charm during the 1930's, when island-hopping the South Pacific was an once-in-a-lifetime adventure. The layout of property features one, three-story
(two-level) main building, attached to three, seven-story guestroom wings and one, single-story convention center building. Hotel amenities include a full service business center, five food and beverage outlets, an activity center, a themed outdoor swimming pool with a sand beach, and a fitness center. The single-story convention center contains approximately 85,000 sq. ft. of meeting space and houses all meetings and functions. Guests also have access to the spa and fitness center located in the Loews Portofino Bay.

     General Facts:
     AAA Rating: ****
     Construction completed: May 2002
     Total Keys: 1,000, including 51 suites
     Meeting Space: 85,000 sq. ft.
     Restaurants & lounges: Five, including Emeril's Tchoup Chop, Emack &
     Bolio's and Wantilan Luau.

     Awards:
     o  AAA Four Diamond Award

HARD ROCK HOTEL ($20.4 million allocated loan amount (25.6% of portfolio))
consists of a full service resort hotel with 650 rooms, designed in a
"California Mission" architectural style in Orlando, Florida. The Hard Rock
Hotel provides an ideal combination of "funk" and functionality, with lively music-filled areas, as well as Hard Rock memorabilia which includes over

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.
                                       41

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                           COLLATERAL TERM SHEET        TMA BALANCE: $80,000,000
                                                        TMA DSCR:    3.61x
                       LOEWS UNIVERSAL HOTEL PORTFOLIO  TMA LTV:     52.84%

--------------------------------------------------------------------------------

$1 million worth of rock n' roll memorabilia displayed throughout the hotel.
Upon entering the property, guests are faced with a lavish fountain made of 42 bronze Gibson and Fender guitars. The property consists of one main building structure spread out over six different wings. The Palm Restaurant is located north of the lobby area and the Hard Rock merchandise store is located just south of the concierge desk. Hotel amenities include five food and beverage outlets, two outdoor swimming pools with a 260 ft. pool slide and rentable cabanas, one outdoor themed swimming pool, luxury shops and children's center.
Guests of the Hard Rock Hotel have access to the spa and fitness center located at the Loews Portofino Bay.

General Facts:
AAA Rating: ****
Construction completed: January 2001
Total Keys: 650, including 29 suites
Meeting Space: 6,000 sq. ft. and 140,000 sq. ft. at the Hard Rock Cafe and Hard
Rock Live
Restaurants & lounges: five, including the Palm Restaurant and Emack and Bolio's

Awards:
o  AAA Four Diamond Award
o  Conde Nast Traveler magazine's 2005 Gold List of "World's Best Places to
   Stay"

THE MARKET: The Loews Portofino Bay, the Hard Rock Hotel and the Loews Royal
Pacific are located adjacent to the Universal Theme Park at Universal Orlando in Orlando, Florida, approximately nine miles southwest of Downtown Orlando and northeast of Walt Disney World. In addition to the Universal Theme Park, the
Orange County Convention Center and International Drive are demand generators in the area. The properties are accessible from a variety of local, county, state and interstate highways, including Interstate 4, the Bee Line Expressway,
International Drive and the Florida Turnpike. Interstate 4 is a six-lane divided highway that traverses the State of Florida and can be accessed less than one mile west of the properties. The Bee Line Expressway, located three miles from the properties, serves as a link between Universal Orlando and the
Walt Disney World attraction and the Orlando International Airport. The
Universal Theme Park is located approximately two miles south of the junction of the Florida Turnpike and Interstate 4, a major intersection in the Orlando metropolitan area.

Over the past three decades, the Orlando market has consistently been one of the fastest growing metropolitan areas in the nation. Orlando's annual population growth has consistently outpaced national averages. Orlando, with a population of over 1.8 million, is among the 30 largest metropolitan areas in the nation. Below are statistics on the Orlando MSA. Orlando is known as a major tourist destination due primarily to the Walt Disney World and Universal
Studios theme parks. Universal Studios is the second largest tourist attraction in the Orlando metropolitan area and is only one component of an 838-acre master planned resort development, known as Universal Studios Escape. Over the past 10 years, the average annual compounded growth in attendance at Universal
Orlando has been 5.4%, the highest growth over both a 10-year and 5-year period in comparison to the top three tourist attractions in the Orlando market. In
2004, Universal Theme parks experienced 13 million in attendance.

Due to Orlando's status as an international tourist destination, fluctuations in tourist demand have historically affected the overall economic health of the area. Over the past decade, however, there has been a concerted effort to diversify the area's economy. Total visitor traffic has increased at an annual compounded growth rate of 4.7% per year from 1993 to 2003. The average household income in the Orlando metropolitan area is $61,000.

Following the events of September 11, 2001 the United States hospitality sector experienced a slowdown in 2002 and 2003. Orlando, an air travel dependent tourist destination, experienced declines in Revenue Per Available Room
("RevPAR") in 2002 into 2003. As a result of this slowdown, the construction of new properties slowed to historic lows in Orlando. With the recovery of the
United States economy in 2004 and increased domestic and international travel to destinations such as Orlando, hotel performance rebounded in 2004. According to Smith Travel Research, average RevPAR for hotels in Orlando was up 17.0% in
2004 as compared to 2003 levels (the properties experienced a 16.8% increase over the same period). The growth trend continued in 2005, with RevPAR increasing 10.9% for the first five months of the year as compared to the same period in 2004. The Loews Universal Hotel Portfolio properties experienced an
11.7% increase in RevPAR in the first five months of 2005 compared with the same period in 2004 with net operating income increasing 9.6%.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       42

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                           COLLATERAL TERM SHEET        TMA BALANCE: $80,000,000
                                                        TMA DSCR:    3.61x
                       LOEWS UNIVERSAL HOTEL PORTFOLIO  TMA LTV:     52.84%

--------------------------------------------------------------------------------

PROPERTY MANAGEMENT. Loews Orlando Operating Company, Inc., an affiliate of the borrower.

ESCROWS. During the continuation of a Lockbox Event, monthly reserves will be collected for: (i) taxes and insurance, (ii) debt service, (iii) FF&E, (iv)
ground lease payments, (v) management fees and (vi) fees due under the Hard
Rock license agreement.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. The Senior Loan consists of five pari passu A-Notes (one of which is a trust fund asset) and the B-Note that was certificated and issued as securities in the JPMCC 2005-CIBC12 securitization.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Sponsors of the borrower are permitted to incur mezzanine indebtedness in an amount not to exceed
$50,000,000 subject to certain conditions in the loan documents that include, but are not limited to: (i) the DSCR of the total combined debt shall be greater than or equal to 110% of the DSCR as of the closing date of the loan and (ii) the LTV ratio for the total combined debt is not greater than 55% of the LTV as determined by a new appraisal obtained by the lender.

PARTIAL RELEASE PROVISIONS. The loan documents permit the partial defeasance and release of each of the three individual hotel properties upon the payment of a release price equal to 110% of the allocated loan amount for such hotel property and the satisfaction of conditions specified in the loan documents.

GROUND LEASES. The collateral for the loan consists primarily of the borrower's leasehold interest in three hotel properties. The ground leases expire June 11,
2098 and contain standard lender protections.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.
                                       43

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                           COLLATERAL TERM SHEET        TMA BALANCE: $80,000,000
                                                        TMA DSCR:    3.61x
                       LOEWS UNIVERSAL HOTEL PORTFOLIO  TMA LTV:     52.84%

--------------------------------------------------------------------------------

[MAP INDICATING LOCATIONS OF PORTOFINO BAY, HARD ROCK CAFE, ROYAL PACIFIC
OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       44

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                       45

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET      TMA BALANCE: $74,918,248
                                                        TMA DSCR:    1.30x
                               OGLETHORPE MALL          TMA LTV:     69.02%

--------------------------------------------------------------------------------

[THREE PHOTOS OF OGLETHORPE MALL OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.
                                       46

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET      TMA BALANCE: $74,918,248
                                                        TMA DSCR:    1.30x
                               OGLETHORPE MALL          TMA LTV:     69.02%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
  LOAN SELLER:                     GACC
  LOAN PURPOSE:                    Refinance
  ORIGINAL TMA BALANCE(1):         $75,000,000
  CUT-OFF TMA BALANCE(1):          $74,918,248
  % BY INITIAL UPB:                3.54%
  INTEREST RATE:                   4.8913%
  PAYMENT DATE:                    1st of each month
  FIRST PAYMENT DATE:              August 1, 2005
  MATURITY DATE:                   July 1, 2012
  AMORTIZATION:                    30-year schedule
  CALL PROTECTION:                 Lockout for 24 months from securitization
                                   date of the last pari passu note, then
                                   defeasance is permitted. On and after
                                   January 1, 2012 prepayment permitted
                                   without penalty.
  SPONSOR:                         General Growth Properties, Inc.
  BORROWER:                        Oglethorpe Mall L.L.C.
  PARI PASSU DEBT(1):              $75,000,000
  LOCKBOX:                         Hard
  INITIAL RESERVES:                None
  MONTHLY RESERVES(2):             None

--------------------------------------------------------------------------------

(1)   The original Trust Mortgage Asset ("TMA") amount of $75,000,000 represents the A-1 Note from a first mortgage loan in the principal amount of $150,000,000 (the "Whole Loan"), consisting of the A-1 Note and a $75,000,000 pari passu A-2 Note. The A-2 Note is not included in the trust. All numbers under the heading "Financial Information" are based on the Whole Loan balance as of the cut-off date, unless otherwise noted. In addition, Cut-off Date Balance PSF is based on the collateral (631,244
      sq. ft.). Cut-off Date Balance PSF for the entire mall (947,004 sq. ft.)
      is $158.

(2)   During a cash management period (as defined in the loan documents)
      monthly reserves will be collected for 1/12th of the annual taxes due and insurance premiums, tenant improvement/leasing commissions and capital expenditures.

--------------------------------------------------------------------------------
                            FINANCIAL INFORMATION(1)
--------------------------------------------------------------------------------
   CUT-OFF DATE BALANCE PSF:           $237
   BALLOON BALANCE PSF:                $210
   LTV:                                69.02%
   BALLOON LTV:                        61.02%
   DSCR:                               1.30x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
  SINGLE ASSET / PORTFOLIO:            Single Asset
  PROPERTY TYPE:                       Super-Regional Mall
  COLLATERAL:                          Fee Simple
  LOCATION:                            Savannah, GA
  YEAR BUILT / RENOVATED:              1969 / 2002
  MORTGAGED COLLATERAL AREA:           631,244 sq. ft.
  TOTAL AREA:                          947,004 sq. ft.
  PROPERTY MANAGEMENT:                 General Growth Properties, Inc.
                                       (a borrower affiliate)
  OCCUPANCY (AS OF 4/30/2005):         96.3%
  UNDERWRITTEN NET CASH FLOW:          $ 12,395,865
  APPRAISED VALUE:                     $217,100,000
  APPRAISAL DATE:                      June 6, 2005

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.
                                       47

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET      TMA BALANCE: $74,918,248
                                                        TMA DSCR:    1.30x
                               OGLETHORPE MALL          TMA LTV:     69.02%

--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
                                                      ANCHOR TENANTS
                                       % OF
                                      TOTAL          LEASE                                  2004 TOTAL
         TENANTS            SF       MALL SF       EXPIRATION       RATINGS (S/F/M)(1)         SALES          2004 SALES PSF
----------------------------------------------------------------------------------------------------------------------------

 MACY'S                   135,000     14.26%          2/2/13        BBB+ / BBB+ / Baa1      $ 25,100,000           $186
-------------------------------------------------------------------------------------------------------------------------------
 J.C. PENNEY              85,824       9.06           7/31/07         BB+ / BB+ / Ba1        18,470,000             215
-------------------------------------------------------------------------------------------------------------------------------
 BELK(2)                  159,892     16.88          12/31/10            Not Rated           32,500,000             203
-------------------------------------------------------------------------------------------------------------------------------
 SEARS(2)                 155,868     16.46          12/31/10          BB+ / BB / NR         47,000,000             302
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL / WTD. AVG.        536,584     56.66%                                                $123,070,000           $229
-------------------------------------------------------------------------------------------------------------------------------


(1)   Credit ratings are of the parent company whether the parent company guarantees the lease or not.

(2)   Not collateral for the loan.

--------------------------------------------------------------------------------
                            2004 SALES PSF        OCC. COST AS % OF SALES
--------------------------------------------------------------------------------
 IN-LINE TENANTS                 $399                      12.39%
--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                                                         MAJOR IN-LINE TENANTS
                                                % OF
                                                TOTAL          LEASE                              2004 SALES
               TENANTS                 SF      MALL SF     EXPIRATION      RATINGS (S/F/M)(2)         PSF        OCCUPANCY COST
-------------------------------------------------------------------------------------------------------------------------------

 STEIN MART                         37,119       3.92%     11/30/10           Not Rated             $176.38            3.8%
-------------------------------------------------------------------------------------------------------------------------------
 BARNES & NOBLE                     27,136       2.87       1/31/11           Not Rated              317.66            5.6
-------------------------------------------------------------------------------------------------------------------------------
 OLD NAVY                           15,656       1.65       1/31/10       BBB- / BBB- / Baa3          UAV               --
-------------------------------------------------------------------------------------------------------------------------------
 LADIES CHOICE FITNESS CENTER       11,387       1.20       8/31/07           Not Rated               UAV               --
-------------------------------------------------------------------------------------------------------------------------------
 PICCADILLY CAFETERIA               11,250       1.19       1/31/07           Not Rated              146.31            6.4
-------------------------------------------------------------------------------------------------------------------------------
 FYE                                10,101       1.07       1/31/10           Not Rated              144.44           26.3
-------------------------------------------------------------------------------------------------------------------------------
 GAP / GAP KIDS                      9,013       0.95       1/31/10       BBB- / BBB- / Baa3         457.34            6.6
-------------------------------------------------------------------------------------------------------------------------------
 LIMITED / LANE BRYANT(1)            9,006       0.95       1/31/08        BBB / NR / Baa2           258.38           12.8
-------------------------------------------------------------------------------------------------------------------------------
 THE STAGG SHOPPE                    8,161       0.86      10/31/09           Not Rated              325.45           13.6
-------------------------------------------------------------------------------------------------------------------------------
 EXPRESS                             7,290       0.77       1/31/14        BBB / NR / Baa2           373.66           10.0
-------------------------------------------------------------------------------------------------------------------------------
 TOTAL / WTD. AVG.                 146,119      15.43%                                              $252.79
-------------------------------------------------------------------------------------------------------------------------------


(1)   Though Limited sold Lane Bryant to Charming Stores, Limited is still liable for Lane Bryant's lease payment.

(2)   Credit ratings are of the parent company whether the parent guarantees the lease or not.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       48

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET      TMA BALANCE: $74,918,248
                                                        TMA DSCR:    1.30x
                               OGLETHORPE MALL          TMA LTV:     69.02%

--------------------------------------------------------------------------------

THE OGLETHORPE MALL LOAN

THE LOAN. The Oglethorpe Mall loan is secured by a first priority mortgage on the borrower's fee simple interest in 631,244 sq. ft. of a 947,004 sq. ft.
anchored super-regional mall located in Savannah, Georgia. Oglethorpe Mall is located on the southside of Savannah in the heart of Savannah's residential district. The seven-year loan amortizes based on a 30-year schedule. Based on the appraised value of $217.1 million, the borrower has implied equity of $67.1 million in the property.

THE BORROWER. The borrower is Oglethorpe Mall L.L.C., a single-purpose, bankruptcy-remote entity for which a non-consolidation opinion was delivered at closing. The borrower is sponsored by an affiliate of General Growth Properties
Inc. ("GGP"). GGP, headquartered in Chicago (NYSE: GGP) is a real estate investment trust ("REIT") primarily engaged in the ownership, operation, management, leasing, acquisition, development and expansion of regional malls and community shopping centers in the United States. On November 12, 2004, GGP announced the completion of its acquisition of the Rouse Company for approximately $12.6 billion. The Rouse Company portfolio of shopping malls was considered to be a highly productive and well-positioned collection of properties in the mall industry with the last 12 month period ending June 30,
2004 sales/sq. ft. of $448.00 (versus the mall REIT average of $370) and one of the highest percentage of Class "A" rated properties in its peer group. By combining the Rouse Company portfolio with its existing portfolio, GGP is positioned to become the largest mall REIT in the United States in terms of number of retail properties and square feet. GGP now owns approximately 200 retail properties encompassing over 200 million sq. ft. GGP is a repeat sponsor of a Deutsche Bank borrower.

THE PROPERTY. The Oglethorpe Mall is a single-level, Class "A", 947,004 sq. ft.
super regional mall located in Savannah, Georgia. Oglethorpe Mall was originally built in 1969, and was last renovated in 2002 with expansions in
1974, 1982, 1992 and 2000. The mall contains four anchor department stores including Belk, Sears, Macy's and J.C. Penney. Except for Macy's and J.C.
Penney, the anchor pads are not owned by the borrower. Oglethorpe Mall features several retailers exclusive to the Savannah market area, including: Barnes &
Noble, Macaroni Grill and Stein Mart. Retailers that have recently opened include Hollister Co., Cache, Yankee Candle, Aeropostale, Gymboree, Old Navy,
Limited Too and Charlotte Russe. Recent renovations include an
800-seat/11-tenant food court that was added to the property in 2002 at an approximate cost of $10 million.

SIGNIFICANT TENANTS. As of April 30, 2005, the mall shop space is 96.3%
occupied. The mall consists of approximately 123 stores totaling 410,420 sq.
ft. inclusive of the food court and kiosks. The property is anchored by J.C.
Penney, Belk, Sears and Macy's.

     J.C. PENNEY CORPORATION INC. (NYSE: JCP) is one of the largest department store, catalog, and e-commerce retailers in the United States. J.C. Penney sells family apparel, jewelry, shoes, accessories, and home furnishings. In addition, the department stores provide services such as salon, optical, portrait photography, and custom decorating. J.C. Penney operates more than
     1,000 department stores throughout the United States and Puerto Rico. For the trailing twelve months as of April 30, 2005, the company had revenue of
     $18.58 billion. The company's current market capitalization is $14.83 billion.

     MACY'S (NYSE: FD), is the largest upscale department store retailer in the
     United States and is owned by Federated Department Stores, Inc. Macy's operates more than 450 stores in 34 states, Puerto Rico, and Guam.
     Federated Department Stores, Inc. also owns Bloomingdale's and five regional chains: Macy's Central, Macy's East, Macy's Florida, Macy's
     Northwest and Macy's West. Macy's sell men's, women's, and children's apparel and accessories, cosmetics, and home furnishings, among other things. In a deal that unites some of the best known names in American retail, Federated Department Stores, Inc. agreed to acquire rival May
     Department Stores (the owner of Lord & Taylor and Marshall Field's) for about $11 billion. For the trailing twelve months as of April 30, 2005, the company had revenue of $15.72 billion and net income of $715 million. The company's current market capitalization is $12.98 billion.

     BELK, INC. ("Belk") currently operates 275 stores in 14 southeastern and mid-atlantic states, with most of its stores in the Carolinas and Georgia.
     Belk offers mid-priced brand-name and private-label apparel, shoes, cosmetics, gifts, and home furnishings. The Belk family operates and owns most of the company, which is the largest privately owned department

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.
                                       49

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET      TMA BALANCE: $74,918,248
                                                        TMA DSCR:    1.30x
                               OGLETHORPE MALL          TMA LTV:     69.02%

--------------------------------------------------------------------------------

     store chain in the United States. For the fiscal quarter ended April 30,
     2005, net sales increased $18.0 million, or 3.3%, to $568.1 million from
     $550.1 million for the same prior-year period. Net income for the first quarter was $24.3 million compared to $24.1 million for the same prior-year period, a 0.9% increase. On July 5, 2005, the company announced that it had purchased 22 Proffitt stores and 25 McRae stores from Saks Incorporated.
     The transaction increased the company's store count to 275 with a combined estimated annual sales volume of $3.15 billion.

     SEARS HOLDINGS CORPORATION ("Sears") (NSDQ: SHLD), through its subsidiaries, operates as retailer in the United States offering home appliances, tools, lawn and garden products, home electronics, clothing and automotive repair and maintenance products. The company offers its products through a portfolio of brands, including Kenmore, Craftsman and DieHard,
     Land's End, Jaclyn Smith, Martha Stewart Everyday and Joe Boxer. As of
     March 28, 2005, the company operated 3,800 full-time and specialty retail stores in the United States and Canada. Sears Holdings Corporation is the
     result of a merger between Kmart Holding Corporation and Sears, Roebuck and
     Co. The merger has made Sears the nation's third largest retailer in the
     United States. For the trailing twelve months as of April 30, 2005, the company had revenue of $22.70 billion. The company's current market capitalization is $25.49 billion.

THE MARKET The Oglethorpe Mall is located in Chatham County within the Savannah
Metropolitan Statistical Area ("MSA") and benefits from good regional and local accessibility. The Oglethorpe Mall is located at the crossroads of Abercorn
Extension and White Bluff Road. In addition to local accessibility, major road proximity (I-95, I-16, I-516) provides convenient access to approximately 70%
of the population of Savannah, which must drive past the property before shopping at the competitive properties. According to Claritas in 2004, the
Oglethorpe Trade Area reported a population of 362,911, which reflects positive growth of 3.40% per year since 2000. Savannah's unemployment rate of 4.9% is well below the national average (6.5%) and the state average (5.4%). The
Savannah area represents a diversified economy, which is a key stabilizing factor in Savannah's growth. Nationally, average sales at regional centers is reported to be $345/sq. ft. Overall, for 366,444 sq. ft. of in-line shop tenants, the average base rent for the mall is $22.54/sq. ft. At the end of
2004, the Savannah MSA had an aggregate retail sales level of $4 billion, with average retail sales per household of $5,638. On a per square foot basis, comparable mall shop sales were reported at approximately $302/sq. ft. in 2002,
$361/sq. ft. in 2003, and $388/sq. ft. in 2004. These reflect very strong increases of 19.5% in 2003 and 7.5% in 2004.

There are four retail properties considered primary competition for the
Oglethorpe Mall, although three of these properties (Abercorn Common, Chatham
Plaza and Savannah Centre) are small community shopping centers not in direct competition with Oglethorpe Mall. Savannah Mall, a competitor of Oglethorpe
Mall, is a two-level shopping center that opened in 1990. Savannah Mall is owned by Teachers Insurance and Annuity Association and managed by Jones Lang
LaSalle. In addition, Abercorn Walk, currently under construction and due to open in Fall 2005, is a 70,000 sq. ft. center located in the middle of Savannah one-mile north of Oglethorpe Mall.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       50

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET      TMA BALANCE: $74,918,248
                                                        TMA DSCR:    1.30x
                               OGLETHORPE MALL          TMA LTV:     69.02%

--------------------------------------------------------------------------------

                           COMPETITIVE PROPERTIES(1)



-------------------------------------------------------------------------------
                                                             ESTIMATED
                      TOTAL AREA      TYPICAL RANGE OF       IN-LINE
       PROPERTY        (SQ FT.)    IN-LINE RENT/SQ. FT.    SALES/SQ. FT.
-------------------------------------------------------------------------------

  OGLETHORPE MALL     947,004       $20.00 -- $28.00         $ 400.00
   SAVANNAH MALL      887,045        15.00 -- 20.00           200.00
  ABERCORN COMMON     152,794        14.00 -- 18.00           210.00

   CHATHAM PLAZA      201,000        15.00 -- 20.00           200.00
  SAVANNAH CENTRE     187,076        15.00 -- 20.00           225.00

-------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                         IN-LINE                                               DISTANCE FROM
       PROPERTY      OCCUPANCY %                  ANCHOR TENANTS                 SUBJECT
---------------------------------------------------------------------------------------------

  OGLETHORPE MALL       90%                  J.C. Penney, Belk,                     -
                                                Sears, Macy's
   SAVANNAH MALL         85                  Dillard's, Bass Pro              3.3 miles SW
                                            Shops, Target, Steve
                                                  & Barry's
  ABERCORN COMMON        94                     Circuit City,                     0.2 S
                                               Michaels, Home
                                               Goods, Books A
                                                   Million
   CHATHAM PLAZA         86                  World Market, Ross                   0.2 W
                                               Dress for Less,
                                              Linens N' Things
  SAVANNAH CENTRE        95       Toys R Us, Bed Bath & Beyond, Marshalls,        0.3 N
                                               TJ Maxx, Jo-Ann
                                                   Fabrics

---------------------------------------------------------------------------------------------


(1)   Based on appraisal dated June 6, 2005.

PROPERTY MANAGEMENT. The property is self-managed by the borrower, an affiliate of GGP. GGP, the second largest regional mall REIT owns, develops, operates, and/or manages shopping malls in 44 states. As of March, 2004, GGP had ownership interest in and/or management responsibility for over 200 regional shopping malls totalling approximately 200 million square feet of retail space.
GGP also has the distinction of being the largest third-party manager for owners of regional malls.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Holder(s) of the direct or indirect interests in the borrower are permitted to incur mezzanine debt, subject to certain conditions in the loan documents that include, but are not limited to: (i) a combined LTV ratio that is not more than 80%, (ii) a combined
DSCR of not less than 1.20x, (iii) rating agency confirmation and (iv) if the mezzanine debt will have a floating interest rate, the borrower is required to purchase an interest rate cap at a fixed strike price such that if such mezzanine debt is deemed to bear interest at the cap rate, the anticipated DSCR during the applicable period (after giving effect to the mezzanine debt) will be no less than 1.20x at all times.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       51

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET      TMA BALANCE: $74,918,248
                                                        TMA DSCR:    1.30x
                               OGLETHORPE MALL          TMA LTV:     69.02%

--------------------------------------------------------------------------------

[MAP INDICATING LOCATION OF OGLETHORPE MALL OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       52

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                       53

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                              COLLATERAL TERM SHEET         BALANCE: $70,700,000
                                                            DSCR:    1.61x
                                   1301 FANNIN              LTV:     70.00%

--------------------------------------------------------------------------------

[TWO PHOTOS OF 1301 FANNIN OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       54

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                              COLLATERAL TERM SHEET         BALANCE: $70,700,000
                                                            DSCR:    1.61x
                                   1301 FANNIN              LTV:     70.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
  LOAN SELLER:                  BofA
  LOAN PURPOSE:                 Refinance
  ORIGINAL PRINCIPAL BALANCE:   $70,700,000
  CUT-OFF PRINCIPAL BALANCE:    $70,700,000
  % BY INITIAL UPB:             3.34%
  INTEREST RATE:                5.6570%
                                1st of each
  PAYMENT DATE:                 month
  FIRST PAYMENT DATE:           June 1, 2005
  MATURITY DATE:                May 1, 2010
  AMORTIZATION:                 Interest Only
  CALL PROTECTION:              Lockout for 24 months from securitization
                                closing date, then defeasance is permitted.
                                On or after December 1, 2009, prepayment
                                can be made without penalty.
  SPONSOR:                      None
  BORROWER:                     AGBRI Fannin, L.P.
  ADDITIONAL FINANCING:         $10,100,000 subordinated B note.
  LOCKBOX:                      Hard
  INITIAL RESERVES:             Tax:               $539,702
  MONTHLY RESERVES:             Tax:               $134,925
                                Replacement:(1)    $9,939
                                Other:(1)(2)       Springing

--------------------------------------------------------------------------------

(1)   Borrower is required to establish an excess cash reserve account (A)
      after the occurrence and during the continuation of an event of default,
      (B) if the Debt Service Coverage Ratio for the immediately preceding twelve (12) month period is less than 1.10x or (C) ExxonMobil gives notice to Borrower of its intention to vacate the portion of the Property demised to ExxonMobil pursuant to its Lease.

(2)   The required replacement reserve amount amount is $9,939 for the first to
      24th monthly payments, $6,626 for the 25th to 36th monthly payments and
      $3,313 for the 37th payment date and each date thereafter.

--------------------------------------------------------------------------------
         FINANCIAL INFORMATION (1)
--------------------------------------------------------------------------------
  CUT-OFF DATE BALANCE PSF:                  $89
  BALLOON BALANCE PSF:                       $89
  LTV:                                       70.00%
  BALLOON LTV:                               70.00%
  DSCR:                                      1.61x

--------------------------------------------------------------------------------

(1)   The cut-off date balance for the 1301 Fannin whole loan is $80,800,000.
      The cut-off date balance for the 1301 Fannin B note is $10,100,000. The cut-off date balance loan to value and maturity date loan to value for the 1301 Fannin whole loan is 80.00%. The underwritten debt service coverage ratio on net cash flow for the 1301 Fannin whole loan is 1.36x.
      The 1301 Fannin whole loan mortgage rate is 5.8400%.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
  SINGLE ASSET/PORTFOLIO:                 Single Asset
  PROPERTY TYPE:                          Office
  COLLATERAL:                             Fee Simple
  LOCATION:                               Houston, TX
  YEAR BUILT / RENOVATED:                 1983 / 2004
  TOTAL AREA:                             795,115 sq. ft.
  PROPERTY MANAGEMENT:                    Jones Lang LaSalle Americas, Inc.
  OCCUPANCY (AS OF 6/01/2005):            87.6%
  UNDERWRITTEN NET CASH FLOW:             $6,518,911
  APPRAISED VALUE:                        $101,000,000
  APPRAISAL DATE:                         March 15, 2005

--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
                                     MAJOR OFFICE TENANTS(1)
                                                                         LEASE            RATINGS
        TENANT                  NRSF       % NRSF      RENT PSF        EXPIRATION          (S/F/M)
-----------------------------------------------------------------------------------------------------------

ExxonMobil                     334,859     42.1%       $ 13.82        2/14/2008(2)          AAA/AAA/NR
AIM Management Group, Inc.     41,255       5.2%       $ 21.67         5/31/2008           BBB+/BBB+/A3
Chase Bank                     35,098       4.4%       $ 17.45         5/31/2008            A+/A+/Aa3
-----------------------------------------------------------------------------------------------------------


(1)  Information obtained from underwritten rent roll except for Ratings
     (S&P/Fitch/Moody's) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF include base rent only and exclude common area maintenance and reimbursements.

(2)  ExxonMobil leases 123,162 sq. ft. on floors 8-9 and 209,452 sq. ft. on floors 14-21. The leases expire on 9/3/2013 and 2/14/2008, respectively.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       55

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                              COLLATERAL TERM SHEET         BALANCE: $70,700,000
                                                            DSCR:    1.61x
                                   1301 FANNIN              LTV:     70.00%

--------------------------------------------------------------------------------

THE LOAN. The 1301 Fannin Loan is secured by a first mortgage on a Class "A"
25-story office building located in the Central Business District of Houston,
Texas. The loan term is five years and the loan is interest only for the term with an interest rate of 5.6570%.

THE BORROWER. The borrower is AGBRI Fannin, L.P., a Delaware limited partnership and single purpose entity with two independent directors for which a non-consolidation opinion was obtained at closing. The partners of the borrower are AGBRI Fannin Acquisition Corp., a 1% general partner, and AGBRI
Hexagon L.P., a 99% limited partner. The partners of AGBRI Hexagon L.P. are AG
Hexagon Acquisition Corp., a 1% general partner, AG Hexagon, L.P., a 92%
limited partner and BRS Vente LLC, a 7% limited partner. The property was acquired by the borrower in April 1998.

THE PROPERTY. The collateral for the Loan is 1301 Fannin, a Class "A", 795,115
sq. ft., 25-story office building located in the central business district of
Houston, Texas. 1301 Fannin is a premiere office building for high technology data center uses in Houston providing on site power generation capabilities of up to 10 days, an uninterrupted power system, higher load floors with risers and continuous high level security. The property provides 510 spaces of covered parking on floors 2 through 6 and a 37,117 sq. ft. cafeteria on floor 13, which is operated by Marriott food services. Since acquiring the property in April
1998, the borrower has leased up the subject to its current occupancy of 87.6%
and spent $2.26 million in tenant improvements and $5.65 million in capital reserves, $2 million of which was spent in 2004.

SIGNIFICANT TENANTS. As of June 1, 2005 the property was 87.6% occupied by 31 office tenants. The following are the three largest tenants representing 51.7%
of NRA and 45.8% of NRI:

     EXXONMOBIL (rated "AAA" by S&P and Fitch) occupies 334,859 sq. ft. (42.1%
     of sq. ft. and 34.5% of income) under a 10-year lease and a 3-year lease that expire in September 2013 and February 2008, respectively. The 10-year lease has three 5-year renewal options and the 3-year lease has two 5-year renewal options. For the period year ending 2004 ExxonMobil had $291.3 billion in revenue with a net income of $25.3 billion. The data center space that ExxonMobil occupies at 1301 Fannin is the data facility center for all ExxonMobil company owned gas pumps.

     AIM MANAGEMENT GROUP, INC. ("AIM") (rated "BBB+" by S&P and Fitch and rated
     "A3" by Moody's) occupies 41,255 sq. ft. (5.2% of sq. ft. and 6.7% of income) under a 9 and a 10-year lease that expire on May 31, 2008. AIM is a subsidiary of AMVESCAP PLC, an independent global investment manager.
     Operating under the names AIM, AIM Trimark, Invesco, Invesco Perpetual, and
     Atlantic Trust brands, AMVESCAP delivers products and services through an array of retail and institutional products for clients around the world.
     AIM is an investment management firm that offers clients a variety of mutual funds and related investments. AIM has offices in 18 countries,
     6,417 employees, and $375.4 billion of assets under management.

     CHASE BANK (rated "A+" by S&P and Fitch and rated "Aa3" by Moody's)
     occupies 35,098 sq. ft. (4.4% of sq. ft. and 4.6% of income) under a
     15-year lease expiring May 31, 2008. Chase Bank is one of JPMorgan Chase &
     Co.'s two principal banking subsidiaries, with branches in 17 states across the United States. JPMorgan Chase & Co. is a global financial services firm with operations in more than 50 countries. The investment banking arm, JP
     Morgan Securities Inc., is divided into four divisions: Investment Banking,
     Treasury & Securities Services, Commercial Banking, and Asset and Wealth
     Management. Chase Bank at 1301 Fannin uses the space for its vault operation and as a currency-processing center.

THE MARKET. The property is located in the central business district of
Houston, Texas. Redevelopment in the central business district area of Houston has been widespread including new residential construction, aesthetic streetscape improvements, hotel development, the expansion of the George R.
Brown Convention Center including a new hotel, the construction of the new
Toyota Center (home of the Houston Rockets) and Minute Maid Field (home of the
Houston Astros) and the completion of the light rail and Main Street
Beautification project. The redevelopment of downtown is the direct result of more than $2 billion in public and private capital that has been invested.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       56

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                              COLLATERAL TERM SHEET         BALANCE: $70,700,000
                                                            DSCR:    1.61x
                                   1301 FANNIN              LTV:     70.00%

--------------------------------------------------------------------------------

The 2004 population for the 1, 3, and 5-mile radius was 18,075, 161,686,
394,606 as compared to the 1990 population of 10,582, 148,638, and 394,606. The
2004 household income for the 1, 3 and 5-mile radius was $51,828, $36,565 and
$37,921 as compared to the 1990 household income of $15,895, $18,385 and
$20,749.

The Houston CBD office market has a total of 85 buildings with more than
42,000,000 sq. ft. Per CB Richard Ellis, vacancy in this submarket for the 2Q
2005 was 18.65%. However, comparable properties to 1301 Fannin exhibited a vacancy of 11.0%.

PROPERTY MANAGEMENT. The property is managed by Jones Lang LaSalle Americas,
Inc. Established in 1963, Jones Lang LaSalle Americas, Inc. currently manages more than 2,000 properties throughout the world totaling more than 535 million square feet. They manage approximately 3.5 million square feet in the local
Houston, Texas market.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. A $10,100,000 B note held outside the trust.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. The borrower is permitted to obtain mezzanine financing which will be secured by the membership or partnership interests in the borrower, provided (a) the amount of such mezzanine loan will not exceed an amount which, when added to the original principal balance of the related note, results in a debt service coverage ratio equal to or greater than 1.10x, based upon underwritten net cash flow as reasonably determined by the mortgagee; (b) the loan-to-value ratio, giving effect to the loan and the mezzanine loan, will not exceed 90%; (c) all documents and instruments evidencing or securing the mezzanine loan including, without limitation, a subordination and intercreditor agreement, executed by mezzanine lender, will be in form and substance reasonably satisfactory to the mortgagee; (d) the lender in connection with the mezzanine loan will be a qualified mezzanine lender, acceptable to the mortgagee in all respects; and
(e) the mortgagee has received written confirmation from any rating agency rating any securities related to the Loan that such mezzanine loan will not result in a downgrade, withdrawal or qualification of the ratings then assigned to any such securities.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       57

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                              COLLATERAL TERM SHEET         BALANCE: $70,700,000
                                                            DSCR:    1.61x
                                   1301 FANNIN              LTV:     70.00%

--------------------------------------------------------------------------------

[MAP INDICATING LOCATION OF 1301 FANNIN  OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       58

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                       59

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                              COLLATERAL TERM SHEET         BALANCE: $69,000,000
                                                            DSCR:    1.26x
                                 ONE MAIN PLACE             LTV:     73.02%

--------------------------------------------------------------------------------

[FOUR PHOTOS OF ONE MAIN PLACE OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       60

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                              COLLATERAL TERM SHEET         BALANCE: $69,000,000
                                                            DSCR:    1.26x
                                 ONE MAIN PLACE             LTV:     73.02%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
  LOAN SELLER:                    GECC
  LOAN PURPOSE:                   Refinance
  ORIGINAL PRINCIPAL BALANCE      $69,000,000(1)
  CUT-OFF PRINCIPAL BALANCE       $69,000,000
  % BY INITIAL UPB:               3.26%
  INTEREST RATE:                  5.3500%
  PAYMENT DATE:                   1st of each
                                  month
  FIRST PAYMENT DATE:             August 1, 2005
  MATURITY DATE:                  July 1, 2012
  AMORTIZATION:                   Interest only for the first three
                                  years.
                                  Commencing August 1, 2008,
                                  amortization is on a 30-year schedule.
  CALL PROTECTION:                Lockout for 24 months from securitization
                                  closing date, then yield maintenance is
                                  permitted. On and after June 1, 2012
                                  prepayment can be made without penalty.
  SPONSOR:                        Randy A. Kohana
  BORROWER:                       RAK Main Place Associates L.P.
  ADDITIONAL FINANCING:           $4 million subordinated B-note
  LOCKBOX:                        Hard
  INITIAL RESERVES:               Tax                  $730,571
                                  Insurance            $153,499
                                  TI/LC(2)             $192,434
                                  Replacement          $400,000
  MONTHLY RESERVES:               Taxes                $121,762
                                  Insurance            $15,350
                                  TI/LC(3)             $48,410
                                  BofA Reserve(4)      Springing
--------------------------------------------------------------------------------

(1)   At closing, the borrower incurred additional financing of $4,000,000
      (4.2% of appraised value) in the form of a subordinated B-note, which is not included in the calculations herein. Including the B-note, the LTV is
      77.25%, the balloon LTV is 73.02% and the DSCR is 1.13x.

(2)   Outstanding TI/LC payable balance.

(3)   In the event the preceding 12-month economic occupancy falls below 65%, the monthly escrow will increase to $74,772 until such time that the building occupancy returns to greater than 65% on a trailing-12 month basis.

(4)   If Bank of America gives notice of termination (18 months notice required), a percentage of excess cash flow commensurate to the percentage of space terminated will be required to be reserved. If Bank of America terminates more than 50% of its space, all excess cash flow will be required to be reserved. Additionally, if Bank of America exercises its option to terminate, they are required to pay a $12 psf termination penalty on any terminated space, which will be required to be reserved.

(5)   As stabilized value. Property underwritten at 66.7% occupancy.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
   CUT-OFF DATE LOAN BALANCE / PSF:               $68
   BALLOON BALANCE / PSF:                         $64
   LTV:                                           73.02%
   BALLOON LTV:                                   68.87%
   DSCR:                                          1.26x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
   SINGLE ASSET / PORTFOLIO:                     Single Asset
   PROPERTY TYPE:                                Office
   COLLATERAL:                                   Secured by a
                                                 fee/leasehold interest in a
                                                 high-rise, Class A office
                                                 building.
   LOCATION:                                     Dallas, TX
   YEAR BUILT / RENOVATED:                       1968 / 2003
   TOTAL AREA:                                   1,010,193 sq. ft.
   PROPERTY MANAGEMENT:                          RAK Group, LLC
   OCCUPANCY (AS OF 3/31/2005):                  67.9%
   UNDERWRITTEN NET CASH FLOW:                   $ 5,825,285
   APPRAISED VALUE:                              $94,500,000(5)
   APPRAISAL DATE:                               April 12, 2008
--------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------
                                        MAJOR OFFICE TENANTS
                                                    ORIGINAL LEASE        LEASE
 TENANT              NRSF     % NRSF    RENT PSF     COMMENCEMENT    EXPIRATION(1)    RATING (S/F/M)
-------------------------------------------------------------------------------------------------------

  BANK OF AMERICA   264,279    26.2%     $ 13.00       6/1/1989        12/31/2014     AA- /AA- /Aa2
-------------------------------------------------------------------------------------------------------
  ERNST & YOUNG     102,583    10.2%     $ 17.26       1/1/1999        10/31/2009       Not Rated
-------------------------------------------------------------------------------------------------------
  MCI                73,061     7.2%     $ 17.13       2/1/1995        10/31/2010      B+ / B / B2
-------------------------------------------------------------------------------------------------------


(1)  Bank of America has a one-time right to terminate their lease as of
     12/31/2009 with termination notice no later than 6/30/2008 (18 months notice). In the event of termination, Bank of America will be required to pay a termination penalty equal to $12 per square foot, which is required to be reserved. In addition, there would be an excess cash flow sweep during the 18-month notice period as discussed in footnote 4.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       61

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                              COLLATERAL TERM SHEET         BALANCE: $69,000,000
                                                            DSCR:    1.26x
                                 ONE MAIN PLACE             LTV:     73.02%

--------------------------------------------------------------------------------

ONE MAIN PLACE

THE LOAN. The One Main Place loan is secured by a first mortgage on the fee/leasehold interest in One Main Place, a 1,010,193 square foot Class A office building constructed in 1968, extensively renovated in 2003, and located in the central business district ("CBD") of Dallas, Texas.

THE BORROWER. The borrower is RAK Main Place Associates L.P. a single purpose entity whose managing member has an independent director. The general partner is RAK Main Ventures, L.P. and RAK Group LLC is the managing agent. The two main principals of the general partner are Randy Kohana and Michael Zerner.
Founded in 1997, RAK Group LLC has acquired approximately 5 million square feet of high-quality office space in major cities including 205/225 N. Michigan
Avenue (2,000,000 sq. ft.) in Chicago, and One Congress Street (1,400,000 sq.
ft.), and 10 Milk Street (250,000 sq. ft.) in Boston.

THE PROPERTY. One Main Place is a 1,010,193 square foot, Class A high-rise office building located in the Dallas, Texas CBD. Built in 1968 and renovated in 2003, the property includes a three-level, 652-space subsurface parking garage, two below ground stories housing retail and service tenants, and
33-stories above ground. The property is situated on 2.431 acres and includes three ground leases totaling 11.05% of the overall parcel. The remaining land is fee-simple. All ground leases run through either 2061 or 2062 and the annual ground lease payments are fixed through the life of the loan.

The property is located on the northeast corner of Main Street and Griffin
Street and a small portion is located on the southwest corner of Elm and
Griffin Street. The property has four connections to the Dallas CBD underground tunnel system which features access to other buildings as well as numerous retail shops and restaurants. The Dallas Area Rapid Transit System ("DART")
light rail has two stops within two blocks of the property.

The property includes amenities for the telecommunication industry tenants including a redundant 3-phase electrical grid, ample riser space, rooftop antenna capability, and emergency power generators.

SIGNIFICANT TENANTS. The subject property is 67.9% occupied by 64 tenants. The tenant segmentation based on economic occupancy is 68.6% office, 21.8% telecom, and 9.6% retail. The three largest tenants are as follows:

     BANK OF AMERICA (NYSE: BAC) occupies 264,279 square feet (26.2% of net rentable area and 23.6% of the net rentable income) at a rent of $13.00 per
     sq. ft., with original lease commencement of June 1, 1989 and lease expiration of December 31, 2014. Bank of America (rated "AA-" by S&P, "AA-"
     by Fitch and "Aa2" by Moody's) has several uses in the building including their premier client banking group, middle market lending, and their corporate lending group. Bank of America is the second largest bank in the
     United States by assets and boasts the country's most extensive branch network with more than 5,700 locations covering two dozen states and the
     District of Columbia. For fiscal year ended December 31, 2004, Bank of
     America reported a net income of $14.1 billion.

     ERNST & YOUNG occupies 102,583 square feet (10.2% of net rentable area and
     12.1% of net rentable income) at a rent of $17.26 per sq. ft. with original lease commencement of January 1, 1999 and lease expiration of October 31,
     2009. Ernst & Young utilizes its space for accounting, assurance, tax, and professional services. Ernst & Young is a global leader in professional services helping companies across all industries deal with a broad range of business issues. The company has 670 locations in over 140 countries.

     MCI (NYSE: MCIP) occupies 73,061 square feet (7.2% of net rentable area and
     8.6% of net rentable income) at a rent of $17.13 per sq. ft. with original lease commencement of February 1, 1995 and lease expiration of October 31,
     2010. MCI's space consists of telecom space housing equipment as well as office space for local technicians. Formerly known as Worldcom, MCI (rated
     "B+" by S&P, "B" by Fitch and "B2" by Moody's) is a facilities-based network operator, which manages one of the largest communications network systems serving clients in over 200 countries. MCI operates a leading
     Internet protocol backbone system and is one of the largest carriers of international voice traffic. For fiscal year ended December 31, 2004 MCI reported a net loss of $4.0 billion.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.
                                       62

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                              COLLATERAL TERM SHEET         BALANCE: $69,000,000
                                                            DSCR:    1.26x
                                 ONE MAIN PLACE             LTV:     73.02%

--------------------------------------------------------------------------------

THE MARKET. The property is located in the Dallas, Texas CBD within Dallas
County. As of the end of first quarter 2005, the Dallas/Fort Worth office market contained 264.6 million square feet of total office inventory in 4,695 buildings, an overall vacancy rate of 19.7%, and an average rental rate of
$17.64 per square foot. The Dallas/Fort Worth Class "A" office sector consisted of 106.4 million square feet in 378 buildings and a vacancy rate of 18.0%.

The Dallas CBD office market consists of 147 buildings totaling 37.9 million square feet. The reported vacancy rate for the Dallas CBD office market as of the end of first quarter 2005 was 27.5%. As of first quarter 2005, Dallas CBD office quoted rental rates were reported at $18.65 per sq. ft. Appraiser adjusted rent comparables range from $14.34 per sq. ft. to $16.55 per sq. ft.
compared to One Main Place weighted-average actual in-place rents of $15.13.

The Dallas/Fort Worth CMSA population is approximately 5.8 million, a growth rate of 2.60% since 1990 and projected at 6.4 million by 2009, a 2.18%
increase.

PROPERTY MANAGEMENT. RAK Group, LLC, an affiliate of the borrower.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. The borrower has incurred additional financing in the amount of $4,000,000 via a subordinate B-Note assigned to CBA-Mezzanine Capital Finance, LLC that is held outside the trust.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

GROUND LEASE. Includes three ground leases totaling 11.05% of the overall parcel. The remaining land is fee-simple. All ground leases run through either
2061 or 2062 and the annual ground lease rent is fixed at $64,125 (aggregate)
through the life of the loan. The three ground leases have scheduled ground rent adjustments occurring October 1, 2013, February 1, 2015, and June 1, 2022
respectively.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       63

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                              COLLATERAL TERM SHEET         BALANCE: $69,000,000
                                                            DSCR:    1.26x
                                 ONE MAIN PLACE             LTV:     73.02%

--------------------------------------------------------------------------------

[MAP INDICATING LOCATION OF ONE MAIN PLACE OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.
                                       64

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                       65

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                              COLLATERAL TERM SHEET         BALANCE: $61,750,000
                                                            DSCR:    1.72x
                               THE BARLOW BUILDING          LTV:     64.93%

--------------------------------------------------------------------------------

[TWO PHOTOS OF THE BARLOW BUILDING OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.
                                       66

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                              COLLATERAL TERM SHEET         BALANCE: $61,750,000
                                                            DSCR:    1.72x
                               THE BARLOW BUILDING          LTV:     64.93%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
  LOAN SELLER:                  GECC
  LOAN PURPOSE:                 Acquisition
  ORIGINAL PRINCIPAL BALANCE:   $61,750,000
  CUT-OFF PRINCIPAL BALANCE:    $61,750,000
  % BY INITIAL UPB:             2.92%
  INTEREST RATE:                5.0400%
  PAYMENT DATE:                 1st of each month
  FIRST PAYMENT DATE:           September 1, 2005
  MATURITY DATE:                August 1, 2012
  AMORTIZATION:                 Interest Only
  CALL PROTECTION:              Lockout for 24 months from
                                securitization
                                closing date, with either
                                defeasance or
                                yield maintenance
                                permitted. On and after
                                August 1, 2010, prepayment
                                can be made
                                without penalty.
  SPONSOR:                      JP Morgan Fleming Asset
                                Management,
                                and Columbia Equity Trust,
                                Inc (REIT).
  BORROWER:                     Barlow Enterprises, LLC
  ADDITIONAL FINANCING          Mezzanine Debt Permitted
  LOCKBOX (1):                  Springing Hard
  INITIAL RESERVES:             None.
  MONTHLY RESERVES(1):          None.
--------------------------------------------------------------------------------

(1)   A lockbox was established at closing and is required to be a hard lockbox if after the first loan year DSCR falls below 1.15x for three consecutive quarters, unless the borrower delivers to lender within three business days (i) a Letter of Credit in the amount of $842,233 for a Tax and
      Insurance Escrow and (ii) a Letter of Credit in the amount of $1,240,000 for a Replacement and Rollover Escrow. The Letters of Credit are required to be returned or the Lockbox deactivated as applicable, once the DSCR is equal to or greater than 1.15X for two consecutive calendar quarters.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
   CUT-OFF DATE BALANCE PSF:   $ 233
   BALLOON BALANCE PSF:        $ 233
   LTV:                        64.93%
   BALLOON LTV:                64.93%
   DSCR:                       1.72x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      PROPERTY INFORMATION
--------------------------------------------------------------------------------
   SINGLE ASSET / PORTFOLIO:     Single Asset
   PROPERTY TYPE:                Office
   COLLATERAL:                   Fee Simple
   LOCATION:                     Chevy Chase, MD
   YEAR BUILT / RENOVATED:       1966 / 2004
   TOTAL AREA:                   265,240 sq. ft.
   PROPERTY MANAGEMENT:          Trammel Crow Services, Inc.
   OCCUPANCY (AS OF 4/1/2005):   98.1%
   UNDERWRITTEN NET CASH FLOW:   $5,420,472
   APPRAISED VALUE:              $95,100,000
   APPRAISAL DATE:               June 10, 2005
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------
                                          MAJOR OFFICE TENANTS (1)
                                                                              LEASE              LEASE
              TENANT               NRSF      % NRSF        RENT PSF        COMMENCEMENT        EXPIRATION
------------------------------------------------------------------------------------------------------------

   ABACUS TECH CORP.              19,282       7.3%       $30.45(2)       1993 & 1999 (2)      6/1/2014
------------------------------------------------------------------------------------------------------------
   WASHINGTON EYE PHYSICIANS      14,116       5.3%       $28.81          1993 & 2003 (2)     10/31/2008
------------------------------------------------------------------------------------------------------------
   STEUART INVESTMENT COMPANY     9,894        3.7%       $32.31            12/7/1996         12/6/2006
------------------------------------------------------------------------------------------------------------


(1)  There is a health club on 18th Floor, 13,656 SF, on ten-year lease with expiration 12/31/13, at $7.14 per sq. ft.

(2)  Abacus Technology Corp. and Washington Eye Physicians have multiple leases.
     The rent per sq. ft. noted for Abacus Technology Corp., is the weighted average. Washington Eye Physicians' two leases have the same rent per sq.
     ft. on both leases.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       67

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                              COLLATERAL TERM SHEET         BALANCE: $61,750,000
                                                            DSCR:    1.72x
                               THE BARLOW BUILDING          LTV:     64.93%

--------------------------------------------------------------------------------

THE BARLOW BUILDING

THE LOAN. The Barlow Building loan is secured by a first mortgage on The Barlow
Building, a 265,240 square foot Class "A-"/"B+" office building, constructed in
1966, renovated in 2004, and located in Chevy Chase, Maryland.

THE BORROWER. The borrower is Barlow Enterprises, LLC, a single-purpose entity whose managing member has an independent director. Sponsors of the loan are JP
Morgan Fleming Asset Management, and Columbia Equity Trust, Inc (REIT) a
Maryland REIT formerly, Carr Capital Corporation.

JP Morgan Fleming Asset Management provides global investment management products from traditional cash management, equity, fixed income and asset allocation to alternative asset classes such as private equity and real estate.
The Real Estate Investment Group of JP Morgan Fleming Asset Management is one
of the largest real estate investment advisors with 30 years experience in the private and public real estate markets with $23.6 billion in total equity real estate assets under management, as of September 30, 2003.

Columbia Equity Trust, Inc. is a recently formed REIT formed to succeed Carr
Capital Corporation. Carr Capital and its investment partners have acquired 14 commercial office properties having an aggregate investment value of approximately $440 million and containing over 2 million square feet in Greater
Washington, D.C.'s central business district and suburban office sub-markets.

THE PROPERTY. The Barlow Building is an 18-story, 265,240 square foot office building located on Wisconsin Avenue in Chevy Chase, Montgomery County,
Maryland. The property was originally constructed in 1966, renovated in 2004.
The appraiser reported an estimate of $4,690,000 spent on capital improvements between 1999-2004. The property's 505 parking spaces are primarily located on the first three sublevels of the property plus portions of the fourth through sixth floors. The main lobby entrance is a two level atrium appointed with granite and mahogany wood finishes and is located on the fourth floor (though ground level on Wisconsin Avenue) along with 17,492 square feet of upscale retail space. The remainder of the building is comprised of office space on floors 6 through 17 and a 13,656 square foot fitness center located on the 18th floor. Floor plates range in size from 13,656 to 19,621 square feet.

Located in the Friendship Heights district of Chevy Chase, Maryland, the property is situated one block north of the Friendship Heights Metro Station, which provides direct access to downtown Washington, DC to the south and to
Bethesda, Rockville, and Gaithersburg, Maryland to the north. The property's location on Wisconsin Avenue provides easy access to the Capital Beltway
(I-495) and I-270 to the north and Washington DC to the south. The appraiser reported that immediate area is over 90% developed and is considered one of the most desirable commercial destinations within the suburban DC metro area, the appraiser further reported that the property's Chevy Chase neighborhood is considered the most affluent in Maryland, featuring a mix of upscale office buildings, high-rise residential condominiums, and high-end retail properties.
Single-family home prices on Wisconsin Avenue start in the $700,000 range for a townhouse and often exceed $1,000,000. The subject property is located two blocks north of the Washington, DC/Maryland border.

SIGNIFICANT TENANTS. As of the April 1, 2005, the property was 98.1% occupied to a mix of retail and office and medical tenants. The building's proximity to several hospitals including Suburban Hospital, Sibley Hospital, Washington
Hospital Center, Bethesda Naval Hospital, and National Institutes of Health
makes the Barlow Building a convenient location for medical tenants with the appraiser reporting that one-third of the medical/dental tenants having occupied suites at the property for over 20 years. Other office tenants include attorneys, consultants, and telecommunication companies. The property's retail tenants include Cartier, Versace, Starbucks and other high-end boutique retailers. The three largest office tenants are Abacus Technology Corp.,
Washington Eye Physicians and Steuart Investment Company and comprise 16.3% of the net rentable space and 16.4% of income.

     ABACUS TECHNOLOGY CORP. occupies 19,282 sq. ft. (7.3% of sq. ft., 7.3% of income), under two leases expiring on June 1, 2014. The two leases have base rents of $29.42 for 3,783 sq. ft. and $30.70 for 15,499 sq. ft.
     Headquartered at the property, Abacus Technology Corp. was established in
     1983 to provide research and consulting support for both private

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.
                                       68

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                              COLLATERAL TERM SHEET         BALANCE: $61,750,000
                                                            DSCR:    1.72x
                               THE BARLOW BUILDING          LTV:     64.93%

--------------------------------------------------------------------------------

     and public sector and offers a spectrum of integrated professional services in information technology, engineering analysis, and resource management.
     They maintain worldwide staff presence operating from satellite project offices in nine locations across the United States and one location in
     Saudi Arabia. Their client portfolio includes numerous Federal Agencies both in the defense and civilian communities, state and local government transit properties, industry, and international organizations.

     WASHINGTON EYE PHYSICIANS occupies 14,116 sq. ft. (5.3% of sq. ft., 5.1% of income), under two leases expiring 10/1/2008. The base rents for both leases is $28.81 per sq. ft. Washington Eye Physicians is a comprehensive vision care practice and considers itself one of the premier centers for laser eye surgery in the world.

     STEUART INVESTMENT COMPANY occupies 9,894 sq. ft. (3.7% of sq. ft., 4.0% of income). The lease has a base rent of $32.31 per sq. ft. with the initial lease term beginning 12/7/1996 and expiring 12/6/2006. Headquartered at the property, Steuart Investment Company is a diversified, family-owned holding company with a primary emphasis in real estate investment and development in the Washington, D.C. Metropolitan area.

THE MARKET. The property is located in the Bethesda/Chevy Chase submarket of the greater Washington D.C., metropolitan market. As of first quarter 2005, the overall Washington D.C. metropolitan office market contained 312.9 million sq.
ft. of office space with a vacancy of 10.7%. The suburban Maryland office market, which includes 67.973 million sq. ft. of inventory, had a vacancy rate of 10.5% with Class A and Class B office asking rental rates at $27.20 and
$24.45 per sq. ft. respectively.

The Bethesda/Chevy Chase submarket is the third largest in the Montgomery
County with 9.9 million square feet of inventory and an overall vacancy rate of
10.89% and has the highest average weighted rental rates within Montgomery
County with Class "A" and "B" weighted average asking rates of $34.43 and
$29.52 per sq. ft, respectively. First quarter 2005 vacancy rate for Class "A"
and "B" space for the Chevy Chase office market was 5.2%. The appraiser reported that there was no evidence of rent concessions provided in the market.

The appraiser reported the property's current average weighted rents as follows: office tenants - $32.34 per sq. ft. and retail (excluding the fitness center) - $44.39 per sq.ft. Most recently signed office leases at the property range from $32.50 to $33.00 per sq. ft. for new and renewal tenants and the eight retail tenants totaling 17,492 sq. ft. rents range from $17.58 to $60.51 per sq. ft. with the most recently signed lease, Mic Mac Bis (2,300 sq. ft.) at
$45 per sq. ft. with a start date of August 2005.

PROPERTY MANAGEMENT. Trammel Crow Services, Inc.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS. None

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS. Mezzanine financing permitted to be secured only by the membership or partnership interests in the borrower or the owners of the borrower and subject to certain conditions, including: (a)
the outstanding principal balance of the Loan and the mezzanine debt may not exceed a 75% loan to value ratio on an aggregate basis, (b) the direct or indirect owners of Borrower have at least $19,000,000 cash equity invested in the property, and (c) the property's performance provides a 1.20x DSCR at the greater of a 7.75% constant or the actual constant, taking into account both the Loan and mezzanine debt. The mezzanine debt lender and intercreditor agreement require Lender approval with rating agency confirmation required for the mezzanine debt lender.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       69

                         $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-C3

--------------------------------------------------------------------------------

                              COLLATERAL TERM SHEET         BALANCE: $61,750,000
                                                            DSCR:    1.72x
                               THE BARLOW BUILDING          LTV:     64.93%

--------------------------------------------------------------------------------

[MAP INDICATING LOCATION OF THE BARLOW BUILDING OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.
                                       70

                          $1,952,112,000 (APPROXIMATE)
                       GE COMMERCIAL MORTGAGE CORPORATION
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-C3

                      STATEMENT REGARDING ASSUMPTIONS AS TO
               SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The
Information is provided solely by Banc of America Securities LLC, Deutsche Bank
Securities Inc., Citigroup Global Markets, Inc., J.P. Morgan Securities Inc.
and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") not
as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive
Information that refers to the "Statement Regarding Assumptions and Other
Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information.
Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions
(historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce.
Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the
Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and prospectus supplement ("Offering Documents") and the then current version of the Information. The Offering Documents contain data that is current as of their publication date and after publication may no longer be complete or current. Contact your registered representative for the Offering
Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the information.

Any pricing estimates an Underwriter has supplied at your request (a) represent its view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value such Underwriter assigns any such security while in its inventory, and may not take into account the size of a position you have in the security and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that the Underwriters believe are reliable, but the Underwriters do not guarantee the accuracy of the underlying data or computations based thereon.
The Underwriters and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. Each Underwriter acts as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. An Underwriter shall not be a fiduciary or advisor unless it has agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the
Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from your registered representative.

This information has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such
Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES
SHOULD BE MADE ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT.
Deutsche Bank Securities Inc., Banc of America Securities LLC, Citigroup Global
Markets, Inc., J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner &
Smith Incorporated (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the
Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other
Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       71

                      [THIS PAGE INTENTIONALLY LEFT BLANK]